                                                                   Exhibit 10.02



                        CAPITAL CONTRIBUTION AGREEMENT
                        ------------------------------


          CAPITAL CONTRIBUTION AGREEMENT (as amended, supplemented or modified from time to time, this "Agreement"), dated as of August 19, 1999, among OCCIDENTAL PETROLEUM CORPORATION, a Delaware corporation ("Oxy"), CLARK REFINING HOLDINGS INC., a Delaware corporation ("Holdings"), SABINE RIVER HOLDING CORP., a Delaware corporation (the "General Partner"), NECHES RIVER HOLDING CORP., a Delaware corporation (the "Limited Partner"), PORT ARTHUR COKER COMPANY L.P., a Delaware limited partnership (the "Partnership") and BANKERS TRUST COMPANY, a New York banking corporation, as collateral trustee (the "Collateral Trustee") for the Secured Parties (as defined in the Common Security Agreement referred to below). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Common Security Agreement referred to below.

                             W I T N E S S E T H:
                             -------------------

          WHEREAS, the Partnership, Port Arthur Finance Corp., a Delaware corporation (the "Borrower"), the General Partner, the Limited Partner, the Collateral Trustee, the Agents, and the Depositary Bank are parties to a Common Security Agreement, dated as of August 19, 1999 (as amended, modified or supplemented from time to time, the "Common Security Agreement");

          WHEREAS, each of Oxy, Holdings, the General Partner, the Limited Partner, the Partnership and the Borrower will obtain benefits as a result of
(i) the extensions of credit to the Borrower under the Senior Loan Agreements and (ii) the coverage provided under the Oil Payment Insurance Policy;

          WHEREAS, pursuant to the Equity Commitment Letter, Oxy has agreed to make certain capital investments in the General Partner through the purchase of additional shares in the General Partner (the "Shares") and is willing to execute and deliver this Agreement in order to permit the Secured Parties to be assured that such capital investments will be made;

          WHEREAS, it is a condition precedent to the entering into the Common Security Agreement that each of the Oxy, Holdings, the General Partner, the Limited Partner and the Partnership shall have executed and delivered this Agreement; and

          WHEREAS, in order to induce (i) the Initial Senior Lenders to make the extensions of Initial Senior Debt contemplated by the Common Security Agreement and the Senior Loan Agreements and (ii) the Oil Payment Insurers to issue the Oil Payment Insurance Policy and to satisfy the conditions precedent referred to in the second recital, above, each of

Oxy, Holdings, the General Partner, the Limited Partner and the Partnership desires to execute and deliver this Agreement.

          NOW, THEREFORE, it is agreed:

          1.   Certain Defined Terms.  As used herein, the following terms shall
               ---------------------
have the following meanings:

          "Agents" shall mean Deutsche Bank AG, New York Branch, as Administrative Agent for the Bank Senior Lenders, Winterthur International Insurance Company Limited, as Administrative Agent for the Oil Payment Insurers, and HSBC Bank USA, as Capital Markets Trustee for the Capital Markets Lenders.

          "Agreement" shall have the meaning provided in the first paragraph of this Agreement.

          "Capital Call Amount" shall mean, on any date of determination, an amount of cash equal to $13,499,900, less any and all amounts previously funded and actually received by the Partnership pursuant to Section 2(a), 2(b) or 2(d) or by the Selling Lenders pursuant to Section 2(c) of this Agreement.

          "Capital Call Acceleration Event" shall mean:

               (i) the occurrence of an Insolvency Event with respect to any of Oxy, Holdings, the General Partner, the Limited Partner, the Partnership or the Borrower; or

               (ii) the taking of Enforcement Action as provided under the Common Security Agreement pursuant to which the Senior Debt shall have been declared to be immediately due and payable by reason of any Event of Default.

          "Capital Markets Trustee" shall mean HSBC Bank USA, as Capital Markets Trustee under the Common Security Agreement, or any successor thereto.

          "Chattel Paper" shall have the meaning ascribed thereto in the Uniform Commercial Code in effect in the State of New York on the date hereof.

          "Collateral", for purposes of this Agreement only, shall mean, collectively, this Agreement, all rights (including all contract rights and rights to receive payments and capital contributions) under this Agreement and all Proceeds (as defined in the Uniform Commercial Code in effect in the State of New York on the date hereof) hereof and thereof.

          "Collateral Trustee" shall have the meaning provided in the first paragraph of this Agreement.

          "Common Security Agreement" shall have the meaning provided in the first recital of this Agreement.

          "Depositary Bank" shall mean Bankers Trust Company, as Depositary Bank under the Common Security Agreement, or any successor thereto.

          "Equity Commitment Letter" shall mean the Equity Commitment Letter dated June 28, 1999 from Holdings and Oxy to the General Partner.

          "Fund" shall have the meaning provided in the first paragraph of this Agreement.

          "General Partner" shall have the meaning provided in the first paragraph of this Agreement.

          "Grantors" shall mean, collectively, all of the parties to this Agreement (other than Oxy and the Collateral Trustee).

          "Holdings" shall have the meaning provided in the first paragraph of this Agreement.

          "Instrument" shall have the meaning ascribed thereto in the Uniform Commercial Code in effect in the State of New York on the date hereof.

          "Investment" shall mean a cash contribution not to exceed the Capital Call Amount made (or deemed made) by Oxy after the date hereof to the equity capital of the General Partner.

          "Limited Partner" shall have the meaning provided in the first paragraph of this Agreement.

          "Partnership" shall have the meaning provided in the first paragraph of this Agreement.

          "Selling Lenders" shall have the meaning provided in Section 2(c) of this Agreement.

          "Shares" shall have the meaning provided in the fourth recital of this Agreement.

          "Transaction Parties" shall mean, collectively, the parties to the Common Security Agreement and the other Secured Parties.

          2.   (a)  Subject to the satisfaction of the conditions described in
Section 12 of this Agreement, Oxy hereby agrees with the Collateral Trustee for the benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, to make Investments (each, a "Capital Contribution") to the equity capital of the General Partner from time to time in an aggregate amount equal to the Capital Call Amount as of the date of this Agreement, for further contribution of (i) one percent (1.00%) of such Capital Contribution by the General Partner to the equity capital of the Partnership and
(ii) ninety-nine percent (99.00%) of such Capital Contribution by the General Partner to the equity capital of the Limited Partner, for further contribution by the Limited Partner to the equity capital of the Partnership. Each such Capital Contribution shall be made by a deposit of funds into the Bank Loan Drawdown and Equity Funding Account (x) on or before each date required by the Partnership in order to obtain an advance of Senior Debt under the Bank Senior Term Loan Agreement in such amount as may be requested by the Partnership from time to time, in writing, at least 10 days in advance of the date on which such Capital Contribution is required to be made or (y) on such earlier date required pursuant to Section 2(b). Each of Holdings, the General Partner and the Limited Partner agree, for the benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, to make the further Capital Contributions immediately upon receipt of the Investments as provided in the first sentence of this Section 2(a).

          (b) Subject to Section 2(c) of this Agreement, Oxy hereby agrees on an absolute, irrevocable and unconditional basis that, within fifteen Business Days after the occurrence of a Capital Call Acceleration Event, it will make a payment by deposit of cash into the Bank Loan Drawdown and Equity Funding Account in an amount equal to the Capital Call Amount (determined as of the date of the occurrence of the Capital Call Acceleration Event). All such payments shall be characterized as equity investments as provided in Section 3(a) of this Agreement, except in the case of payments made as loans pursuant to Section 2(d).

          (c) To the extent the General Partner or the Limited Partner is prohibited or excused by operation of law from contributing any amounts corresponding to Capital Contributions by Oxy to the equity capital of the Partnership as contemplated by Section 2(a) due to any Insolvency Event relating to the Partnership or for any other reason whatsoever, then, at the election of the Collateral Trustee (acting at the direction of the Majority Lenders), Oxy's Investments shall instead be promptly made by means of the purchase by Oxy from each of the Bank Senior Lenders and any of the Capital Markets Senior Lenders who request such purchase in writing within 30 days of such Insolvency Event or any other event or circumstance (collectively, the "Selling Lenders") of a subordinated participation in such Selling Lenders' outstanding Senior Debt, allocated pro rata among the Selling Lenders based on the aggregate amount of their respective shares of Senior Debt outstanding and any undrawn Senior Debt Commitments at such time. Such participations shall be evidenced by, and the payments required by this Section 2(c) shall be subject to a subordinated participation agreement in form and substance satisfactory to the Collateral Trustee (and which shall conform to all of the subordination terms set forth in Appendix Q to the Common Security Agreement) and reasonably satisfactory to Oxy (it being expressly understood and agreed (and the subordinated participation agreement shall provide) that no payment or distribution of any kind or character, whether in cash, property, securities or otherwise, shall be made under any circumstances whatsoever with respect to any such subordinated participation except from funds that are on deposit in the Distribution Account) and it being further expressly understood and agreed that completion of documentation of such subordinated participation interest shall not be a condition precedent to Oxy's obligation to make payment therefor. Any payments made pursuant to this Section 2(c) shall be deposited into the Bank Loan Drawdown and Equity Funding Account or such other account or accounts as may be directed by the Selling Lenders.

          (d) Oxy hereby agrees on an unconditional and irrevocable basis that, to the extent that, by reason of an Insolvency Event with respect to Holdings, the General Partner or the Limited Partner, Capital Contributions required under this Agreement are not contributed to the equity capital of the Partnership as contemplated herein, then Oxy will make a subordinated loan to the Partnership promptly upon demand by the Collateral Trustee, on terms complying with all applicable provisions of the Common Security Agreement, including without limitation all of the subordination terms set forth in Appendix Q to the Common Security Agreement, in an amount equal to the Capital Call Amount not so contributed to the capital of the Partnership.

          3.   (a)  All payments received by the Collateral Trustee pursuant to
Section 2(a) or (b) (other than loans to the Partnership pursuant to Section 2(d)) shall automatically be deemed (as of the date of receipt by the Collateral Trustee of such respective payments) to be Investments by Oxy in the General Partner, 1% of which have been further contributed (as cash) by the General Partner to the Partnership and 99% of which have been further contributed (as cash) by the General Partner to the equity capital of the Limited Partner and further contributed by the Limited Partner to the equity capital of the Partnership.

          (b)  All payments received by the Collateral Trustee pursuant to
Section 2(a) (b) or (d) shall be promptly deposited into the Bank Loan Drawdown and Equity Funding Account.

          (c) Each of Oxy, the General Partner, the Limited Partner, Holdings and the Partnership hereby consents on an absolute, irrevocable and unconditional basis to the application of the payments received by the Collateral Trustee pursuant to Section 2(a) (b) or (d) in the manner contemplated by this Section 3.

          (d) Concurrently with the execution and delivery hereof and the making of the initial capital contributions under this Agreement, General Partner shall deliver to Oxy certificates registered in Oxy's name representing 671,818 shares of common stock of the General Partner.

          (e) In order to provide adequate initial retained capital, each of the General Partner and the Limited Partner may retain, from amounts otherwise to be contributed to the Partnership under Section 2(a), an initial amount not to exceed $25,000 for each of the General Partner and the Limited Partner.

          4. All payments required to be made by Oxy, the General Partner, the Limited Partner, Holdings and/or the Partnership pursuant to this Agreement shall be made in full in Dollars and in immediately available funds, free and clear of any and all taxes, levies, imposts, assessments, deductions, withholdings or other similar charges imposed by any taxing authority in any jurisdiction.

          5. The obligations of each of Oxy under this Agreement are independent of the obligations of any Guarantor, the Partnership, the Borrower or any other party, and a separate action or actions may brought and prosecuted against Oxy whether or not an action is brought against any Guarantor, the Partnership or any other party and whether or not any Guarantor, the Partnership or any other party shall be joined in any such action or actions. Each of Oxy, the General Partner, each Partner and the Partnership hereby waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability under this Agreement or the enforcement of any provision hereof.

          6. Each of Oxy, Holdings, the General Partner, the Limited Partner and the Partnership hereby waives notice of acceptance of this Agreement and notice of any liability to which it may apply, and waives presentment, demand of payment, protest, notice of dishonor, or nonpayment of any such liability, suit or taking of other action by Holdings, General Partner, Limited Partner and/or the Partnership (in the case of Oxy), the Agents, the Collateral Trustee or any Secured Party against, and any other notice to any such person or any other party liable thereon.

          7. (a) As security for the prompt and complete payment and performance when due, whether at the stated maturity, by acceleration, upon one or more dates set for prepayment or otherwise of the Senior Debt Obligations and Oil Payment Insurance Obligations, each of the Grantors hereby grants to the Collateral Trustee, for the benefit of the Secured Parties, a first priority security interest in the Collateral. Such security interests is granted as security only and shall not subject any of the Agents, the Collateral Trustee or the Secured Parties to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral. All rights of the Collateral Trustee under this Agreement, the security interest and all obligations of the Grantors under this Agreement shall be absolute, irrevocable and unconditional.

          (b) Each Grantor covenants and agrees with the Collateral Trustee, for the benefit of the Secured Parties, from and after the date of this Agreement until this Agreement and the security interests created hereby are terminated pursuant to Section 17:

               (i) If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other Instrument or Chattel Paper, such promissory note, Instrument or Chattel Paper shall be immediately delivered to the Collateral Trustee, duly indorsed in a manner reasonably satisfactory to the Collateral Trustee, to be held as Collateral pursuant to this Agreement.

               (ii) Each Grantor shall cause the filing of Uniform Commercial Code financing statements in each of the jurisdictions listed on Schedule I hereto with respect to it. Each Grantor shall maintain the security interests created by this Agreement as first priority perfected security interests and shall defend such security interests against any and all claims and demands of all persons whomsoever.

               (iii) At any time and from time to time, upon the written request of the Collateral Trustee, and at the sole expense of a Grantor, such Grantor shall promptly and duly execute and deliver all such further instruments and documents and take such further action as the Collateral Trustee may reasonably request for the purpose of obtaining or preserving the full benefits of this Section 7 and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the security interests created hereby.

               (iv) No Grantor shall, except (x) upon prior written notice to the Collateral Trustee and (y) if filings under the Uniform Commercial Code or otherwise have been made which maintain in favor of the Collateral Trustee a valid, legal and perfected security interest in the Collateral, free and clear of any Liens,

                     (A) change the location of its chief executive office and chief place of business from that specified on Schedule II hereto; or

                     (B) change its (1) corporate name or any trade name used to identify it in its conduct of business or in the ownership of its properties without prior written notice to each of the Agents and the Collateral Trustee, (2) identity or (3) corporate or partnership structure in any manner such that any financing statement filed in favor of the Collateral Trustee in connection with this Agreement would become seriously misleading.

               (v) Each Grantor shall advise the Collateral Trustee promptly, in reasonable detail, at its address set forth in Appendix P of the Common Security Agreement or as set forth immediately below its signature below, as the case may be, of:

                     (A) any Lien (other than the security interests created hereby) on any material portion of the Collateral; and

                     (B) the occurrence of any other event which could reasonably be expected to impair any of the security interests created hereby or on the aggregate value of the Collateral.

               (vi) Notwithstanding anything to the contrary provided herein, the Collateral Trustee assumes no liabilities with respect to any claims regarding each Grantor's ownership (or purported ownership) of, or rights or obligations (or purported rights or obligations) arising from, the Collateral or any use (or actual or alleged misuse), whether arising out of any past, current or future event, circumstance, act or omission or otherwise, or any claim, suit, loss, damage, expense or liability of any kind or nature arising out of or in connection with the Collateral. All of such liabilities shall, as between the Collateral Trustee and the Grantors, be borne exclusively by the Grantors.

               (vii) The Partnership agrees to pay all expenses of the Collateral Trustee and to indemnify the Collateral Trustee with respect to any and all losses, claims, damages, liabilities and related expenses in respect of this Agreement or the Collateral in each case to the same extent the Partnership is required to do so with respect to the Common Security Agreement and the other Financing Documents pursuant to Section 14.10 of the Common Security Agreement. Any amounts payable as provided in this clause (vii) shall be additional Senior Debt Obligations secured hereby and by the Security Documents. Without prejudice to the survival of any other agreements contained in this Agreement, all indemnification and reimbursement obligations contained herein shall survive the payment in full of all Senior Debt Obligations and Oil Payment Reimbursement Obligations and the termination of this Agreement.

               (viii) A Grantor shall not (A) make or permit to be made any assignment, pledge or hypothecation of the Collateral, and shall grant no other security interest in such Collateral or (B) make or permit to be made any transfer of such Collateral. Each Grantor shall remain at all times in possession of its Collateral except for transfers to the Collateral Trustee pursuant to the provisions of this Agreement.

               (ix) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under this Agreement to observe and perform all the conditions and obligations to be observed and performed by it under this Agreement, all in accordance with and pursuant to the terms and provisions of this Agreement. None of the Agents, the Collateral Trustee or the Secured Parties shall have any obligation or liability under this Agreement by reason of or arising out of this Agreement or the receipt by any such Secured Party of any payment relating to this Agreement pursuant hereto, nor shall any of the Agents, the Collateral Trustee or the Secured Parties be obligated in any manner to perform any of the obligations of a Grantor under or pursuant to this Agreement, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under this Agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

               (x) Each Grantor waives and agrees not to assert any rights or privileges it may acquire under Section 9-112 of the Uniform Commercial Code as from time to time in effect in the State of New York.



          8. Each of the Agents, the Collateral Trustee and the Secured Parties (or any of them) may (except as shall be required by applicable statute and cannot be waived) at any time and from time to time without the consent of, or notice to, Oxy, the General Partner, the Limited Partner, Holdings or the Partnership, in each case without incurring responsibility to any such person, without impairing or releasing the obligations of any such person under this Agreement, upon or without any terms or conditions and in whole or in part:

               (i) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, alter or increase any of the Senior Debt Obligations or Oil Payment Reimbursement Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof;

               (ii) take and hold security for the payment of the Senior Debt Obligations or Oil Payment Reimbursement Obligations and sell, exchange, release, impair, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Senior Debt Obligations, Oil Payment Reimbursement Obligations or any liabilities (including any of those under this Agreement) incurred directly or indirectly in respect thereof or hereof, and/or any offset there against;

               (iii) exercise or refrain from exercising any rights against the Partnership, any other Transaction Party or others or otherwise act or refrain from acting;

               (iv) settle or compromise any of the Senior Debt Obligations or Oil Payment Reimbursement Obligations, any security therefor or any liability (including any of those under this Agreement) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Partnership to creditors of the Partnership other than the Secured Parties;

               (v) release or substitute any one or more endorsers, guarantors or other obligors;

               (vi) consent to or waive any breach of, or any act, omission or default under, any of the Financing Documents or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the Financing Documents or any of such other instruments or agreements;

               (vii) act or fail to act in any manner referred to in this Agreement which may deprive Oxy, the General Partner, the Limited Partner or Holdings of any right to subrogation against the Partnership to recover any payments made pursuant to this Agreement;

               (viii) pursue its rights and remedies under this Agreement and/or under any guaranty of all or any part of the Senior Debt Obligations or Oil Payment Reimbursement Obligations in whatever order, or collectively, and the Agents, the Collateral Trustee and the Secured Parties shall be entitled to the strict performance of Oxy, the General Partner, the Limited Partner, Holdings and the Partnership under this Agreement, notwithstanding any action taken (or not taken) by any of the Agents, the Collateral Trustee or the Secured Parties to enforce any of its rights or remedies against Oxy, the General Partner, the Limited Partner, Holdings, the Partnership or any other person, for all or any part of the

     Senior Debt Obligations, Oil Payment Reimbursement Obligations or any payment received under this Agreement or any other such guaranty; and/or

               (ix) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of Oxy, the General Partner, the Limited Partner, Holdings or the Partnership from its liabilities under this Agreement.

          9. No invalidity, irregularity or unenforceability of all or any of the Senior Debt Obligations or of any security therefor shall affect, impair or be a defense to this Agreement, and the obligations of Oxy, the General Partner, the Limited Partner, Holdings and the Partnership under this Agreement shall be absolute, irrevocable and unconditional notwithstanding the occurrence of any event or the existence of any circumstance, including, without limitation, any Insolvency Event with respect to Oxy, the General Partner, the Limited Partner, the Borrower, Holdings or any of its Subsidiaries or any event or circumstance which would constitute a legal or equitable discharge, except payment in full in cash of all Senior Debt Obligations in accordance with the Common Security Agreement.

         10. Each of Oxy, the General Partner, the Limited Partner, Holdings and the Partnership severally makes the following representations, warranties and agreements (but only to the extent applicable to itself and not jointly with such other parties):

         (a) (i) Each of Oxy and the Partnership is a duly organized and validly existing corporation and limited partnership, respectively, in good standing under the laws of the State of Delaware and has the power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (ii) Holdings is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware and has the power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage.

         (b) Each of Oxy, the General Partner, the Limited Partner, Holdings and the Partnership has, to the extent applicable to it, the full power and authority to grant the security interest in the Collateral pursuant hereto and to execute, deliver and perform the terms and provisions of this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement. Each of Oxy, the General Partner, the Limited Partner, Holdings and the Partnership has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

         (c) Neither the execution, delivery or performance by Oxy, the General Partner, the Limited Partner, Holdings or the Partnership of this Agreement, nor compliance by it with the terms and provisions hereof, nor the consummation of the transactions contemplated herein, (i) will contravene any provision of any applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such person pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other material agreement, contract or instrument to which it is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of any of the organizational documents of such person, in the case of sub-clause (ii), which could reasonably be expected to (A) have a materially adverse effect on the assets, business, operations, properties, liabilities, profits or condition (financial or otherwise) of such person, (B) result in a material impairment of the ability of such person to perform any of its material obligations under this Agreement or (C) result in an impairment of the validity or enforceability of the security interest created, or a material impairment of the material rights, remedies or benefits available to the Secured Parties or the Collateral Trustee, under this Agreement.

          (d) Other than the filing of financing statements in appropriate form in the jurisdictions specified on Schedule I hereto, no other order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption or any other action by, any Governmental Authority is or will be required to authorize, or is required
     (i) in connection with the execution, delivery and performance of this Agreement or (ii) to ensure the legality, validity, binding effect or enforceability of this Agreement.

          (e) This Agreement is effective to create in favor of the Collateral Trustee, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral and, upon the filing of financing statements in appropriate form in the jurisdictions specified on
     Schedule I hereto, this Agreement will constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Grantors in and to such Collateral and, subject to (S) 9-306 of the Uniform Commercial Code, the Proceeds thereof, in each case prior and superior in right to any other person, other than with respect to Permitted Liens.

          (f) Each Grantor's chief executive office and chief place of business is located at the location listed on Schedule II hereto.

          (g) Except as disclosed in Oxy's annual report on Form 10-K for the year ended December 31, 1998 and its quarterly report on Form 10-Q for the quarter ended March 31, 1999, there are no actions, suits or proceedings pending or, to the knowledge of Oxy, the General Partner, the Limited Partner, Holdings or the Partnership, threatened (i) with respect to this Agreement or (ii) that could reasonably be expected to (A) materially and adversely affect the business, operations, property, assets, liabilities or condition (financial or otherwise) of such person or (B) have a material adverse effect on the rights or remedies of any of the Agents, the Collateral Trustee or the Secured Parties hereunder or on the ability of such person to perform its obligations to the Agents, the Collateral Trustee or the Secured Parties hereunder.

          (h) Except as disclosed in Oxy's annual report on Form 10-K for the year ended December 31, 1998 and its quarterly report on Form 10-Q for the quarter ended March 31, 1999, each of Oxy, the General Partner, the Limited Partner, Holdings and the Partnership is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except to the extent that such noncompliances could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on either (i) the business, operations, property, assets, liabilities or condition (financial or otherwise) of such person or (ii) the rights or remedies of any of the Agents, the Collateral Trustee or the Secured Parties under this Agreement or on its ability to perform its obligations under this Agreement.

          (i) Oxy has, and will at all times during the term of this Agreement have, sufficient assets to fund in a timely manner all of its obligations under this Agreement.

          (j) Oxy is acquiring the Shares for investment solely for its own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof.

          (k) Oxy is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

          (l) Oxy's financial situation is such that it can afford to bear the economic risk of holding the Shares for an indefinite period of time, has adequate means for providing for its current needs and contingencies, and can afford to suffer a complete loss of its investment in the Shares.

          (m) Oxy has sufficient knowledge and experience in financial and business matters are such that it is capable of evaluating the merits and risks of the investment in the Shares.

          (n) Oxy understands that the Shares are a speculative investment which involves a high degree of risk of loss, there are substantial restrictions on the transferability of the Shares, and, on the date hereof and for an indefinite period following the date hereof, there will be no public market for the Shares and, accordingly, it may not be possible for Oxy to liquidate its investment in case of emergency, if at all.

          (o) Oxy understands and has taken cognizance of all the risk factors related to the purchase of the Shares, and, other than as set forth in this Agreement, no representations or warranties have been made to Oxy or its representatives concerning the Shares of the General Partner or their prospects or other matters.

          (p) In making its decision to purchase the Shares hereby subscribed for, Oxy has relied upon independent investigations made by it and, to the extent believed by Oxy to be appropriate, its representatives, including its own professional, financial, tax and other advisors.

          (q) Oxy has received information about the General Partner and been given the opportunity to examine all documents and to ask questions of, and to receive answers from, the General Partner and its representatives concerning the General Partner and the terms and conditions of the purchase of the Shares and to obtain any additional information which Oxy deems necessary.

          (r) All information which Oxy has provided to the General Partner and its representatives concerning Oxy and its financial position is complete and correct in all material respects as of the date of this Agreement.

          11. (a) Oxy agrees to take all reasonable action as may be necessary so that, at all times prior to the satisfaction and release of all of the obligations of Oxy under this Agreement pursuant to Section 17, Oxy shall have access to sufficient assets to fund in a timely manner all of its obligations under this Agreement.

          12.  The obligations of Oxy to make the Investments described in
Section 2 are conditioned on:

          (a) the entry into by the General Partner and Oxy of a Stockholders' Agreement substantially in the form attached hereto as Exhibit A;

          (b) the issuance to Blackstone Capital Partners III Merchant Banking Fund L.P. and its affiliates of warrants to purchase 2.43 million shares of Holdings' common stock, with such warrants having an exercise price of $.01 per share, substantially in the form attached hereto as Exhibit B;

          (c) the issuance to Oxy and its affiliates of warrants to purchase 30,000 additional shares of the common stock of the General Partner, which shares will be exchangeable for 270,000 shares of Holdings' Class F common stock, with such warrants having an exercise price of $.09 per share, substantially in the form attached hereto as Exhibit C;

          (d) the issuance of the Project Bonds (as defined in the Equity Commitment Letter);

          (e) the entry into the definitive agreement for the Bank Financing (as defined in the Equity Commitment Letter); and

          (f) the purchase of all of the shares of the General Partner to be purchased on the Project Closing Date (as defined in the Equity Commitment Letter) as described in the Equity Commitment Letter.

          13. No failure or delay on the part of the Collateral Trustee, any Secured Party, Oxy, the General Partner, the Limited Partner, Holdings, the Partnership or any other Transaction Party in exercising any right, power or privilege under this Agreement and no course of dealing between or among any of the Agents, the Collateral Trustee, the Secured Parties, Oxy, the General Partner, the Limited Partner, Holdings, the Partnership or any other Transaction Party shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights, powers and remedies expressly provided in this Agreement are cumulative and not exclusive of any rights, powers or remedies which the Agents, the Collateral Trustee or any Secured Party would otherwise have. No notice to or demand on Oxy, the General Partner, the Limited Partner, Holdings or the Partnership in any case shall entitle such person to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agents, the Collateral Trustee or any Secured Party to any other or further action in any circumstances without notice or demand.

          14. This Agreement shall be binding upon Oxy, the General Partner, the Limited Partner, Holdings and the Partnership, and their respective successors and assigns (including, without limitation, any executors or administrators) and shall inure to the benefit of the Collateral Trustee and the Secured Parties and their respective successors and assigns. Each of Oxy, the General Partner, the Limited Partner, Holdings and the Partnership acknowledges and agrees that this Agreement is made for the benefit of the Agents, the Collateral Trustee and the Secured Parties and that each of the Agents, the Collateral Trustee or the Secured Parties may enforce all of the obligations of Oxy, the General Partner, the Limited Partner, Holdings and the Partnership under this Agreement directly against them. Except as permitted in the Transfer Restrictions Agreement, none of Oxy, the General Partner, the Limited Partner, Holdings nor the Partnership may assign any of its rights or obligations under this Agreement without the prior written consent of Majority Lenders.

          15. This Agreement is expressly made for the benefit of the Agents, the Collateral Trustee, and the Secured Parties. Neither this Agreement nor any provision hereof may be changed, modified, amended or waived except with the prior written consent of Oxy, the General Partner, the Limited Partner, Holdings, the Partnership and the Collateral Trustee (acting at the direction of the Majority Lenders).

          16. All notices and other communication under this Agreement shall be made at the addresses, in the manner and with the effect provided in Section
14.08 of the Common Security Agreement, provided that, for this purpose, the address of Oxy shall be the address specified immediately below its respective signature below.

          17. (a) This Agreement and the security interests created hereby shall terminate and be of no further force and effect (except to the extent any party's obligations, if any, arising prior to such time under this Agreement have not theretofore been fulfilled) upon the earliest of (i) the making of Capital Contributions by Oxy in an aggregate Capital Call Amount as contemplated in Section 2(a), (ii) the making of the payments required pursuant to Section 2(c) in an amount equal to the Capital Call Amount, (iii) so long as no Capital Call Acceleration Event has theretofore occurred, January 1, 2002, and (iv) the date on which all Senior Debt Obligations shall have been repaid in full in cash in accordance with the requirements of the Common Security Agreement and the Senior Loan Agreements and all commitments of the Bank Senior Lenders (as defined in the Common Security Agreement) under the Bank Senior Loan Agreements (as defined in the Common Security Agreement) shall have terminated.

          (b) In connection with any termination pursuant to paragraph (a) above, (i) the Partnership shall, on behalf of the Grantors, deliver to the Collateral Trustee a certificate signed by a Responsible Officer of the Partnership certifying that such termination is permitted pursuant to Section 17(a), and the Collateral Trustee shall be entitled (but not required) to conclusively rely thereon and in any event shall not incur any liability to any person in acting (or refraining from acting) in reliance thereon and (ii) the Collateral Trustee shall execute and deliver to each Grantor, at the sole expense of such Grantor or the Partnership, all Uniform Commercial Code termination statements and similar documents that such Grantor shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 17 shall be without recourse to or warranty by the Collateral Trustee.

          18. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF OXY, THE PARTNERSHIP, THE GENERAL PARTNER, THE LIMITED PARTNER, HOLDINGS, THE AGENTS, THE COLLATERAL TRUSTEE AND THE SECURED PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          (b)  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS

AGREEMENT MAY BE BROUGHT IN ANY FEDERAL OR STATE COURT IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS WITH RESPECT TO ANY SUCH ACTION OR PROCEEDING. EACH PARTY HERETO HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK JURISDICTION OVER SUCH PERSON, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT BROUGHT IN ANY OF THE AFORESAID COURTS, THAT ANY SUCH COURT LACKS JURISDICTION OVER SUCH PERSON. EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PERSON, AT ITS ADDRESS FOR NOTICES PURSUANT TO SECTION 14.08 OF THE COMMON SECURITY AGREEMENT OR AS SET FORTH IMMEDIATELY BELOW ITS SIGNATURE BELOW, AS THE CASE MAY BE, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER HEREBY IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR

INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT OR ANY SECURED PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST OXY, THE PARTNERSHIP, THE GENERAL PARTNER, THE LIMITED PARTNER OR HOLDINGS IN ANY OTHER JURISDICTION.

          (c) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (b) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO FURTHER IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY COURT OR JURISDICTION, INCLUDING, WITHOUT LIMITATION, THOSE REFERRED TO IN CLAUSE (b) ABOVE, IN RESPECT OF ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT.

          19. The Partnership hereby agrees to pay all reasonable out-of-pocket costs and expenses of the Collateral Trustee in connection with the administration and enforcement of any amendment, waiver or consent relating to, this Agreement (including, without limitation, in each case, the reasonable fees and disbursements of counsel employed by the Collateral Trustee), in each case within 10 Business Days after any request is made by the Collateral Trustee for any such payment.

          20. If any of Oxy, Holdings, the General Partner, the Limited Partner or the Partnership shall default in the payment of all or any portion of the Capital Call Amount or any other amount becoming due under this Agreement, such person shall on demand from time to time pay interest, to the extent permitted by law, directly to the Collateral Trustee on such defaulted amount for the period beginning on the date of such default up to (but not including) the date of actual payment (after as well as before judgment) at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to 2% per annum in excess of the rate applicable to Bank Senior Term
Debt from time to time.   Notwithstanding the foregoing, if on the date the
Capital Call Amount (or any portion thereof) shall have become due and payable under this Agreement Oxy is prohibited or excused by operation of law from making Investments in Holdings as contemplated by Section 2(c) due to any Insolvency Event relating to Holdings, the General Partner, the Limited Partner or the Partnership or for any other reason whatsoever, no interest under this
Section 20 shall accrue on the Capital Call Amount (or such portion thereof) for the period beginning on the date when the Capital Call Amount (or such portion thereof) shall have become due and payable under this Agreement up to (but not including) the earlier of: (a) the date on which such legal prohibition on the ability of Oxy to make Investments shall, in the reasonable opinion of the Collateral Trustee, have ceased to exist and (b) the date on which the Collateral Trustee shall have exercised its election to require Oxy to purchase from the Selling Lenders subordinated participations in the Senior Debt in accordance with Section 2(c).

          21. The Collateral Trustee shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any person that the Collateral Trustee believed to be the proper person, and, with respect to all legal matters pertaining to this Agreement and any other Financing Document and its duties under this Agreement and thereunder, upon advice of counsel selected by the Collateral Trustee.

          22. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with Oxy, the General Partner, the Limited Partner, Holdings, the Partnership and the Collateral Trustee.

                                    *  *  *

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                        CLARK REFINING HOLDINGS INC.

                                        By:  /s/ Maura J. Clark
                                            ------------------------------------
                                            Name:  Maura J. Clark
                                            Title:  EVP & CFO




                                        PORT ARTHUR COKER COMPANY L.P.

                                        By:  Sabine River Holding Corp.


                                             By:  /s/ Maura J. Clark
                                                 ------------------------------
                                                  Name:  Maura J. Clark
                                                  Title:  EVP & CFO



                                        SABINE RIVER HOLDING CORP.


                                        By:   /s/ Maura J. Clark
                                            ---------------------------------
                                            Name:  Maura J. Clark
                                            Title:  EVP & CFO


                                        NECHES RIVER HOLDING CORP.


                                        By:   /s/ Maura J. Clark
                                            ---------------------------------
                                            Name:  Maura J. Clark
                                            Title:  EVP & CFO


                                        OCCIDENTAL PETROLEUM CORPORATION


                                        By:   /s/ Stephen I. Chazen
                                            ----------------------------------
                                            Name: Stephen I. Chazen
                                            Title:  Executive Vice President
                                            Address: 10889 Wilshire Boulevard
                                                      Los Angeles, CA 90024

Accepted and Agreed to:


BANKERS TRUST COMPANY,
  as Collateral Trustee


By:  /s/ James C. McDonough
    --------------------------------------------
    Name: James C. McDonough
    Title:  Vice President


By:  /s/  William T. Jenkins
    --------------------------------------------
    Name: William T. Jenkins
    Title:  Assistant Vice President

                                                                      SCHEDULE I
                                                                      ----------


                                    LIST OF
               JURISDICTIONS FOR UNIFORM COMMERCIAL CODE FILINGS


CLARK REFINING HOLDINGS INC.:   NY, DE, TX and MO


PORT ARTHUR COKER
COMPANY L.P.:                   NY, DE and TX


SABINE RIVER HOLDING CORP.:     NY, DE and TX


NECHES RIVER HOLDING CORP.:     NY, DE and TX

                                                                     SCHEDULE II
                                                                     -----------


                                    LIST OF
              CHIEF EXECUTIVE OFFICES AND CHIEF PLACES OF BUSINESS


CLARK REFINING HOLDINGS INC.:   8182 Maryland Avenue
                                St. Louis Missouri 63105


PORT ARTHUR COKER
COMPANY L.P.:                   1801 A. Gulfway Drive
                                Office Number 36
                                Port Arthur, Texas 77640


SABINE RIVER HOLDING CORP.:     1801 A. Gulfway Drive
                                Office Number 36
                                Port Arthur, Texas 77640


NECHES RIVER HOLDING CORP.:     1801 A. Gulfway Drive
                                Office Number 36
                                Port Arthur, Texas 77640

                                                                       EXHIBIT A



                        FORM OF STOCKHOLDERS' AGREEMENT

                            STOCKHOLDERS' AGREEMENT
                            -----------------------



     STOCKHOLDERS' AGREEMENT, dated as of August 4, 1999 (the "Agreement"),
                                                               ---------
among SABINE RIVER HOLDING CORP., a Delaware corporation (the "Company"), CLARK
                                                               -------
REFINING HOLDINGS INC., a Delaware corporation ("Holdings"), and OCCIDENTAL
                                                 --------
PETROLEUM CORPORATION, a Delaware corporation ("Oxy").
                                                ---

     WHEREAS, on the date hereof, the Company and Holdings are entering into a Subscription Agreement, dated the date hereof, whereby Holdings will acquire 90,000 of the outstanding shares (the "Funded Holdings Shares") of common stock,
                                       ----------------------
par value $.01 per share, of the Company ("Common Stock");
                                           ------------

     WHEREAS, on the date hereof, the Company and Oxy are entering into a Subscription Agreement, dated the date hereof, whereby Oxy will acquire 10,000 of the outstanding shares (the "Funded Oxy Shares") of Common Stock;
                                -----------------

     WHEREAS, on August 19, 1999, the Company and Holdings will enter into a Capital Contribution Agreement, dated as of August 19, 1999 (the "Holdings
                                                                  --------
Contribution Agreement"), whereby Holdings will acquire 6,046,364 of the
----------------------
outstanding shares (together with the Funded Holdings Shares, the "Holdings
                                                                   --------
Shares") of Common Stock;
------

     WHEREAS, on August 19, 1999, the Company and Oxy will enter into a Capital Contribution Agreement, dated as of August 19, 1999 (the "Oxy Contribution
                                                          ----------------
Agreement"; together with the Holdings Contribution Agreement, the "Contribution
---------                                                           ------------
Agreements"), whereby Oxy will acquire 671,818 of the outstanding shares
----------
(together with the Funded Oxy Shares, the "Oxy Shares") of Common Stock; and
                                           ----------

     WHEREAS, pursuant to Section 12(c) of the Oxy Contribution Agreement, Oxy will acquire warrants to purchase 30,000 additional shares of Common Stock (the "Warrants"); and
 --------

     WHEREAS, pursuant to Section 12(a) of each of the Contribution Agreements, Holdings and Oxy are obligated to enter into a Stockholders Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions as hereinafter set forth, the parties hereto do hereby agree as follows:


                                  ARTICLE 23.

                                  DEFINITIONS


     SECTION 1.01  Certain Defined Terms.  As used in this Agreement, the
                   ----------------------
following terms have the following meanings:

     "Accepting Party" has the meaning specified in Section 3.04(b).
      ---------------

     "affiliate" of a specified Person means a Person who, directly or
      ---------
   indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person.

     "Agreement" means this Stockholders' Agreement.
      ---------

     "beneficial owner" or "beneficially own" has the meaning given such term in
      ----------------      ----------------
   Rule 13d-3 under the Exchange Act as in effect on the date hereof, provided
                                                                      --------
   that beneficial ownership under Rule 13d-3(l)(i) shall be determined based on whether a Person has a right to acquire beneficial ownership within 60 days or thereafter.

     "Board" means the Board of Directors of the Company.
      -----

     "Business Day" means any day that is not a Saturday, a Sunday or other day
      ------------
   on which banks are required or authorized by law to be closed in the City of New York.

     "Capital Stock" means, with respect to any Person at any time, any and all
      -------------
   shares, interests, participation or other equivalents (however designated, whether voting or non-voting) of capital stock, partnership interests (whether general or limited) or equivalent ownership interests in or issued by such Person and any and all warrants, options or other rights to purchase or acquire any of the foregoing.

     "Cash Equivalents" means (a) marketable direct obligations issued or
      ----------------
   unconditionally guaranteed by the United States government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof,
   (b) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from any of Standard & Poor's Corporation, Moody's Investors Service, Inc. or Duff & Phelps Credit Rating Co. or (c) commercial paper maturing not more than one year from the date of issuance thereof and, at the time of acquisition, having the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc.

     "Cause" has the meaning specified in Section 2.02(c).
      -----

     "Common Stock" means the Common Stock, par value $.01 per share, of the
      ------------
   Company.

     "Company" means Sabine River Holding Corp., a Delaware corporation.
      -------

     "Contribution Agreements" has the meaning specified in the fourth recital
      -----------------------
   hereof.

     "control" (including the terms "controlled by" and "under common control
      -------                        -------------       --------------------
   with"), with respect to the relationship between or among two or more
   ----
   Persons, means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.

     "Director" means a member of the Board.
      --------

     "Encumbrance" means any security interest, lien, claim, pledge, limitation
      -----------
   on voting rights, charge or other encumbrance of any nature whatsoever.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.
      ------------

     "Exchange Notice" has the meaning specified in Section 4.02(a).
      ---------------

     "Exchange Ratio" has the meaning specified in Section 4.02(b).
      --------------

     "Exchange Shares" has the meaning specified in Section 4.02(a).
      ---------------

     "Funded Holdings Shares" has the meaning specified in the first recital
      ----------------------
   hereof.

     "Funded Oxy Shares" has the meaning specified in the second recital hereof.
      -----------------

     "Governmental Entity" means any administrative, governmental or regulatory
      -------------------
   authority or body or any court or tribunal, domestic or foreign.

     "Holdings" means Clark Refining Holdings Inc., a Delaware corporation.
      --------

     "Holdings Contribution Agreement" has the meaning specified in the third
      -------------------------------
   recital hereof.

     "Holdings Shares" means the Shares owned from time to time by Holdings and
      ---------------
   any Person to whom any of such shares are transferred from time to time.

     "Holdings Stockholders' Agreement" means the Second Amended and Restated
      --------------------------------
   Stockholders' Agreement, dated November 3, 1997, between Clark USA, Inc. and Occidental C.O.B. Partners.

     "Initial Oxy Shares" has the meaning specified in Section 2.01.
      ------------------

     "Laws" means any federal, state, local or foreign law, statute, ordinance,
      ----
   rule, regulation, order, judgment or decree.

     "Marketable Securities" means securities that are (a) (i) securities of or
      ---------------------
   other interests in any Person that are traded on a national securities exchange, reported on by NASDAQ or otherwise actively traded over-the-counter or (ii) debt securities of a Person that has debt or equity securities that are so traded or so reported on and in which a nationally recognized securities firm has agreed to make a market, and (b) not subject to restrictions on transfer as a result of any applicable contractual provisions or the provisions of the Securities Act or any other applicable Law.

     "Minimum Sale Price" has the meaning specified in Section 3.04(d).
      ------------------

     "NASDAQ" means the National Association of Securities Dealers, Inc.
      ------
   National Market System.

     "Nominee" has the meaning specified in Section 2.03(a).
      -------

     "Notice of Acceptance" has the meaning specified in Section 3.04(b).
      --------------------

     "Offer" has the meaning specified in Section 3.04(a).
      -----

     "Offer Notice" has the meaning specified in Section 3.04(a).
      ------------

     "Offer Notice Date" has the meaning specified in Section 3.04(b).
      -----------------

     "Offer Period" has the meaning specified in Section 3.04(b).
      ------------

     "Offer Price" has the meaning specified in Section 3.04(a).
      -----------

     "Offered Shares" has the meaning specified in Section 3.04(a).
      --------------

     "Oxy" means Occidental Petroleum Corporation, a Delaware corporation.
      ---

     "Oxy Contribution Agreement" has the meaning specified in the fourth
      --------------------------
   recital hereof.

     "Oxy Director" has the meaning specified in Section 2.01.
      ------------

     "Oxy Shares" means the Shares owned from time to time by Oxy and any Person
      ----------
   to whom any of such shares are transferred from time to time.

     "Parties" means the Company, Holdings and Oxy.
      -------

     "Permitted Designee" has the meaning specified in Section 3.04(b).
      ------------------

     "Permitted Transferee" means (a) the Company or any Subsidiary of the
      --------------------
   Company, (b) Oxy, (c) Holdings, (d) any affiliate of Oxy; provided, however,
                                                             --------  -------
   that any such affiliate shall cease to be a Permitted Transferee in the event it shall cease to be an affiliate of Oxy or (e) any affiliate of Holdings; provided, however, that any such affiliate shall cease to be a Permitted
   --------  -------
   Transferee in the event it shall cease to be an affiliate of Holdings.

     "Person" means an individual, partnership, corporation (including a
      ------
   business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

     "Prospective Seller" has the meaning specified in Section 3.04(a).
      ------------------

     "Prospective Transferee" has the meaning specified in Section 3.05(a).
      ----------------------

     "Public Offering" means an underwritten public offering of equity
      ---------------
   securities of the Company pursuant to a registration statement that has been declared effective by the SEC under the Securities Act, in which such equity securities are widely distributed and after which such equity securities are traded on a national securities exchange or reported on by NASDAQ.

     "Recapitalization" means any stock split, dividend or combination, or any
      ----------------
   recapitalization, merger, consolidation, exchange or other similar reorganization.

     "Registrable Securities" has the meaning specified in Section 3.07 hereof.
      ----------------------

     "Restricted Shares" means all Shares other than (a) Shares that have been
      -----------------
   registered on a registration statement pursuant to the Securities Act, (b) Shares with respect to which a Sale has been made in reliance on and in accordance with Rule 144 and (c) Shares with respect to which the holder thereof shall have delivered to the Company either (i) an opinion, in form and substance reasonably satisfactory to the Company, of counsel, who shall be reasonably satisfactory to the Company, or (ii) a "no action" letter from the staff of the SEC, to the effect that subsequent transfers of such Shares may be effected without registration under the Securities Act or compliance with Rule 144.

     "Rule 144" means Rule 144 (or any successor provision) under the Securities
      --------
   Act.

     "Rule 144 Transaction" means any Sale of Oxy Shares or Holdings Shares made
      --------------------
   in reliance upon Rule 144.

     "Sale" means any sale, assignment, transfer, distribution or other
      ----
   disposition of Shares or of a participation therein, whether voluntarily or by operation of law.

     "SEC" means the Securities and Exchange Commission, and any successor
      ---
   commission agency having similar powers.

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "Share" means any share of Company Common Stock and any securities issued
      -----
   in respect thereof, or in substitution therefor, in connection with any Recapitalization.

     "Stockholder" means each Person (other than the Company) who shall be a
      -----------
   party to this Agreement, whether in connection with the execution and delivery hereof as of the date hereof, pursuant to Section 3.05, or otherwise, so long as such Person shall beneficially own any Shares or any options, warrants or similar rights to acquire Shares.

     "Subsidiary" means, with respect to any Person, any corporation,
      ----------
   partnership, limited liability company, joint venture, association or other entity controlled by such Person directly or indirectly through one or more intermediaries.

     "Tagging Stockholder" has the meaning specified in Section 3.07 hereof.
      -------------------

     "Third Party" means, with respect to any Stockholder, any other Person
      -----------
   other than a Permitted Transferee.

     "Trading Day" has the meaning specified in Section 3.04(g).
      -----------

     "Transferring Stockholder" has the meaning specified in Section 3.07
      ------------------------
   hereof.

     "Warrants" has the meaning specified in the fifth recital hereof.
      --------



                                  ARTICLE II

                             CORPORATE GOVERNANCE


     SECTION 2.01.  Composition of the Board.  (a)  So long as Oxy and any
                    ------------------------
Permitted Transferee that acquires more than 50% of the Shares owned by Oxy on August 19, 1999 (the "Initial Oxy Shares") own in the aggregate at least 20% of
                      ------------------
the Initial Oxy Shares, Oxy or, at Oxy's election, any Permitted Transferee that acquires more than 50% of the Initial Oxy Shares shall be entitled to designate one Director for election to the Board (the "Oxy Director"). Each Stockholder
                                             ------------
shall vote all voting Shares owned or held of record by such Person at any meeting of stockholders of the Company, or execute a written consent with respect to all such Shares owned or held of record by it, in favor of the election of the Oxy Director as a Director. In the event Oxy, and any Permitted Transferee that acquires more than 50% of the Initial Oxy Shares shall at any time not own in the aggregate at least 20% of the Initial Oxy Shares, Oxy and such affiliates shall cause the Oxy Director to tender his or her written resignation as a Director to the Secretary of the Company as soon as practicable.

     (b)  The remainder of the Directors shall be designated by Holdings;

provided, however, that one Director so designated shall be (i) unaffiliated
--------  -------
with both Oxy and its affiliates and Holdings and its affiliates and (ii) subject to any consents as are required pursuant to any project financing documents relating to the Port Arthur Coker Company L.P.

     SECTION 2.02.  Removal.  (a) Upon the written request of Oxy, each
                    -------
Stockholder shall vote all of his, her or its voting Shares in favor of the removal of the Oxy Director. Each

Stockholder agrees that, if, at any time, he, she or it is then entitled to vote for the removal of Directors, he, she or it will not vote any of his, her or its voting Shares in favor of the removal of the Oxy Director unless such removal shall be for Cause (as defined below) or Oxy shall have consented to or directed such removal in writing.

     (b) With respect to any Director designated by Holdings, upon the written request of Holdings, each Stockholder shall vote all of his, her or its voting Shares in favor of the removal of such Director. Each Stockholder agrees that, if, at any time, he, she or it is then entitled to vote for the removal of Directors, he, she or it will not vote any of his, her or its voting Shares in favor of the removal of a Director designated by Holdings unless Holdings shall have consented to or directed such removal in writing.

     (c) Removal for "Cause" shall mean removal of a Director because of such
                      -----
Director's (a) willful and continued failure to substantially perform his or her duties as a Director, (b) willful conduct which is significantly injurious to the Company, momentarily or otherwise, (c) conviction for, or guilty plea to, a felony or a crime involving moral turpitude or (d) abuse of illegal drugs or other controlled substances or habitual intoxication.

     SECTION 2.03.  Vacancies.  (a) If, as a result of death disability,
                    ---------
retirement, resignation, removal (with or without Cause) or otherwise, there shall exist or occur any vacancy on the Board due to the absence of a Director who shall have been designated pursuant to Section 2.01(a), and the requirements of Section 2.01(a) shall remain satisfied in all respects, (i) Oxy may designate, in a writing executed by Oxy, another individual to fill such vacancy and to serve as a Director (the "Nominee") and (ii) each Stockholder then
                                 -------
entitled to vote for the election of Directors shall vote his, her or its voting Shares at any meeting of stockholders of the Company, or execute a written consent with respect to all such Shares, as the case may be, in favor of the election of the Nominee as a Director.

     (b) If, as a result of death, disability, retirement, resignation, removal (with or without Cause) or otherwise, there shall exist or occur any vacancy on the Board due to the absence of a Director who shall have been designated by Holdings, (i) Holdings may designate, in a writing executed by Holdings, a Nominee and (ii) each Stockholder then entitled to vote for the election of Directors shall vote his, her or its voting Shares at any meeting of stockholders of the Company, or execute a written consent with respect to all such Shares, as the case may be, in favor of the election of such Nominee as a Director.



                                  ARTICLE III

                              TRANSFER OF SHARES


     SECTION 3.01.  General Restriction.  No Stockholder shall, directly or
                    -------------------
indirectly, make or solicit any Sale of, or create, incur, assume or suffer to exist any Encumbrance with respect to, any Share beneficially owned by such Stockholder, except in compliance with the Securities Act and the rules and regulations thereunder, this Agreement and any financing documents relating to the Port Arthur coker project including, without limitation, the Common Security Agreement (as defined in the Contribution Agreements).

     SECTION 3.02.  Legends.  (a) The Company shall affix to each certificate
                    -------
evidencing Shares issued to Stockholders a legend in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDERS' AGREEMENT BETWEEN SABINE RIVER HOLDING CORP. (THE "COMPANY"), CLARK REFINING HOLDINGS INC. AND OCCIDENTAL PETROLEUM CORPORATION, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH STOCKHOLDERS AGREEMENT AND (A) PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) IF THE COMPANY HAS BEEN FURNISHED WITH AN OPINION IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH STOCKHOLDERS' AGREEMENT."

     (b) In the event that any Shares shall cease to be Restricted Shares, the Company shall, upon the written request of the holder thereof, issue to such holder a new certificate evidencing such Shares with a legend in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDERS' AGREEMENT BETWEEN SABINE RIVER HOLDING CORP. (THE "COMPANY"), CLARK REFINING HOLDINGS INC. AND OCCIDENTAL PETROLEUM CORPORATION, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH STOCKHOLDERS' AGREEMENT. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH STOCKHOLDERS' AGREEMENT."

     (c) In the event that any Shares shall cease to be subject to the restrictions on transfer set forth in this Agreement as provided in Section 3.03(b), the Company shall, upon written request of the holder thereof, issue to such holder a new certificate evidencing such Shares with a legend in substantially the following form:

     "NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) IF THE COMPANY HAS BEEN FURNISHED WITH AN OPINION IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER."

     (d) In the event that any Shares shall cease to be Restricted Shares and shall cease to be subject to the restrictions on transfer set forth in this Agreement as provided in Section 3.03(b), the Company shall, upon the written request of the holder thereof, issue to such holder a new certificate evidencing such Shares without the legend required by Section 3.02(a) endorsed thereon.

     SECTION 3.03. Certain Restrictions on Transfer.  (a) Each Stockholder
                   --------------------------------
agrees that it will not, directly or indirectly, make or solicit any Sale of, or create, incur, assume or suffer exist any Encumbrance (other than a pledge or hypothecation of Shares to one or more bona fide financial institutions and any foreclosure thereof, in each case subject to Section 3.05) with respect to any Share beneficially owned by such Stockholder other than (i) any Sale to a Permitted Transferee, (ii) any Sale for cash, Cash Equivalents or Marketable Securities to a Third Party that is made in compliance with the procedures, and subject to the limitations, set forth in Section 3.04 (if applicable), (iii) any Sale pursuant to a Public Offering or (iv) any Sale in a Rule 144 Transaction. Notwithstanding the foregoing, except as otherwise expressly provided in this Agreement, all Sales permitted by the foregoing clauses (i) and (ii) shall be subject to, and shall not be made other than in compliance with, the provisions of Sections 3.01, 3.02 and 3.05.

     (b) The restrictions on transfer set forth in this Agreement shall cease to apply (i) to any particular Shares at such time as such Shares are sold pursuant to a Public Offering or a Rule 144 Transaction and (ii) upon the termination of this Agreement.

     SECTION 3.04.  Right of First Refusal.  (a) If any Stockholder other than
                    ----------------------
Holdings receives from a Third Party dealing at arm's length a bona fide offer to purchase for cash, Cash Equivalents or Marketable Securities (an "Offer") any
                                                                     -----
of the Oxy Shares owned or held by such Stockholder, and such Stockholder intends to sell such Oxy Shares to such Third Party, such Stockholder (for purposes of this Section 3.04, the "Prospective Seller") shall provide Holdings
                                    ------------------
written notice of such Offer (an "Offer Notice"). The Offer Notice shall
                                  ------------
identify the Third Party making the Offer, the number and class of Oxy Shares with respect to which the Prospective Seller has such an Offer (the "Offered
                                                                     -------
Shares"), the price per Offered Share at which a sale is proposed to be made,
------
determined in accordance with Section 3.04(g) ("Offer Price"), the form of
                                                -----------
consideration in which the Offer Price is proposed to be paid, and all other material terms and conditions of the Offer.

     (b) The receipt of an Offer Notice by Holdings from a Prospective Seller (the date of such receipt being referred to herein as the "Offer Notice Date")
                                                           -----------------
shall constitute an offer by such Prospective Seller to sell to Holdings and any designee or designees of Holdings ("Permitted Designees") the Offered Shares at
                                    -------------------
the Offer Price in cash. Such offer shall be irrevocable during the Offer Period (as hereinafter defined). Holdings and any Permitted Designees shall have the right to accept such offer as to any or all of the Offered Shares by giving a written notice of acceptance (the "Notice of Acceptance") to the
                                            --------------------
Prospective Seller prior to the expiration of the Offer Period (Holdings or any Permitted Designees so accepting such offer, an "Accepting Party"); provided,
                                                 ---------------    --------
however, that Holdings and any Permitted Designees shall provide a single Notice
-------
of Acceptance to the Prospective Seller and such Notice of Acceptance must accept the offer as to all of the Offered Shares on the same terms and conditions as the Offer (other than as expressly set forth herein). If Holdings or any Permitted Designee so accepts the Prospective Seller's offer, such Person will purchase for cash from the Prospective Seller, and the Prospective Seller will sell to such Accepting Party, such number of Offered Shares as to which such Accepting Party shall have accepted the Prospective Seller's offer (which must total, as to all Accepting Parties, all of the Offered Shares). The price per Offered Share to be paid by such Accepting Party shall be the Offer Price. The Notice of Acceptance shall specify (i) each Accepting Party's acceptance of the Prospective Seller's offer and (ii) the number of Offered Shares to be purchased by each Accepting Party. "Offer Period" means (i) in the event the
                                     ------------
Third Party making the Offer is engaged in the refining business, the twenty Business Day period commencing on the date the Offer Notice is received by Holdings, or (ii) in all other cases, the ten Business Day period commencing on the date the Offer Notice is received by Holdings.

     (c) The consummation of such purchases by and sales to the Accepting Parties all take place on such date, not later than 90 days after receipt of the Offer Notice by Holdings (or such longer period as may be specified in the Offer Notice), as the Accepting Parties and the Prospective Seller shall select. Upon the consummation of such purchase and sale, the Prospective Seller shall (i) deliver to the Accepting Party certificates evidencing the Offered Shares purchased and sold duly endorsed in blank or accompanied by written instruments of transfer in form satisfactory to such Accepting Party duly executed by the Prospective Seller, and (ii) assign all its rights under this Agreement with respect to the Offered Shares purchased and sold pursuant to an instrument of assignment reasonably satisfactory to such Accepting Party.

     (d) In the event that (i) Holdings shall have received an Offer Notice from a Prospective Seller but the Prospective Seller shall not have received from Holdings and Permitted Designees a Notice of Acceptance with respect to all the Offered Shares prior to the expiration of the Offer Period or (ii) an Accepting Party shall have given a Notice of Acceptance to the Prospective Seller but such Accepting Party shall have failed to consummate, other than as a result of the fault of the Prospective Seller, a purchase of the Offered Shares with respect to which such Notice of Acceptance was given within 90 days after receipt of the Offer Notice by Holdings (or such longer period as may be specified in the Offer Notice), such Prospective Seller shall have the right thereafter to make a sale of the Offered Shares so long as all the Offered

Shares that are sold by the Prospective Seller (which number of Offered Shares shall be not less than the number of Offered Shares specified in such Offer Notice) are sold for cash, Cash Equivalents or Marketable Securities (i) within 180 days after the date of receipt of such Offer Notice by Holdings, (ii) at an amount not less than the Minimum Sale Price (as hereinafter defined) and (iii) to the Third Party that made the Offer. "Minimum Sale Price" means (x) if the
                                         ------------------
Prospective Seller's right sell the Offered Shares results from the event described in clause (i) of the preceding sentence, (A) an amount equal to 97 percent of the Offer Price set forth in the Offer Notice if such sale is consummated within 30 days after the expiration of the Offer Period or (B) an amount equal to 95 percent of the Offer Price set forth in the Offer Notice if such sale is consummated thereafter, or (y) if the Prospective Seller's right to sell the Offered Shares results from the event described in clause (ii) of the preceding sentence, an amount equal to 90 percent of the Offer Price set forth in the Offer Notice.

     (e) In the event (i) that Holdings shall have received an Offer Notice from a Prospective Seller, (ii) the Prospective Seller shall not have received a Notice of Acceptance for all the Offered Shares prior to the expiration of the Offer Period and (iii) such Prospective Seller shall not have sold the remaining Offered Shares before the expiration of the 180-day period in accordance with paragraph (d) above, then such Prospective Seller shall not give another Offer Notice for a period of 120 days after the last day of such 180-day period.

     (f) Anything in this Section 3.04 or in Section 3.03(a) to the contrary notwithstanding, the provisions of this Section 3.04 shall not be applicable to Sales of Capital Stock described in clauses (i), (iii) and (iv) of Section 3.03(a).

     (g) For the purpose of determining the Offer Price with respect to an Offer that contemplates the payment of consideration in the form of Cash Equivalents or Marketable Securities, the value of such Cash Equivalents or Marketable Securities shall be determined as forth in this Section 3.04(g). The value of Cash Equivalents shall be the fair market value of such Cash Equivalents as of the Offer Notice Date as determined by a nationally recognized investment banking firm selected by Holdings and reasonably acceptable to the Prospective Seller. The value of Marketable Securities shall be, if such securities are listed or admitted to trading on a national securities exchange, the average of the last sale prices for such securities during the twenty consecutive Trading Days preceding the Offer Notice Date, reported in the principal consolidated transaction reporting system for securities listed on principal national securities exchange on which such securities are listed or admitted to trading or, if such securities are not listed or admitted to trading on any national securities exchange, the average during the twenty consecutive Trading Days preceding the Offer Notice Date of the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use, or, if on any such date such shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such shares selected by a majority of the Directors. If no market maker is making a market in such securities at such time, the fair value of such securities on the Offer Notice shall be determined in good faith by a nationally recognized investment banking firm selected by Holdings and reasonably acceptable to the Prospective Seller (the fees and expenses of which shall be paid one-half by Holdings and one-
half by the Prospective Seller). If such securities are not publicly held or not so listed or traded, the value of such securities shall mean the fair value of such securities as of the Offer Notice Date as determined in good faith by a nationally recognized investment banking firm selected by the Company and reasonably acceptable to the Prospective Seller (the fees and expenses of which be paid one-half by the Company and one-half by the Prospective Seller), whose determination shall be conclusive for all purposes. The term "Trading Day" shall
                                                              -----------
mean, if securities are listed or admitted to trading on any national securities exchange, a day on which the principal national securities exchange on which such shares are listed or admitted to trading is open for the transaction of business or, if such shares are not so listed or admitted, a Business Day.

     SECTION 3.05.  Transferees to Execute Agreement.  (a) Each Stockholder
                    --------------------------------
agrees that it will not, directly or indirectly, make any Sale of or create, incur, assume or suffer to exist Encumbrance with respect to, any Shares beneficially owned by such Stockholder unless, contemporaneously with or prior to the consummation of any such Sale or the creation, incurrence, assumption or existence of such Encumbrance, the Person to whom such is proposed to be made or the Person in whose favor such Encumbrance is proposed to be created, incurred, assumed or suffered to exist, in any case, (a "Prospective Transferee") executes
                                               ----------------------
and delivers to the Company its written agreement, in form and substance reasonably satisfactory to the Company, whereby such Prospective Transferee (i) confirms that, with respect to the Shares that are the subject of such Sale or Encumbrance, it shall be deemed to be a Stockholder for purposes of this Agreement and agrees to be bound by all the terms of this Agreement, and (ii) represents and warrants that, upon the consummation of Sale or the creation, incurrence, assumption or existence of such Encumbrance, such Agreement is a legal, valid and binding obligation of such Prospective Transferee enforceable against such Prospective Transferee in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Upon the execution and delivery by such Prospective Transferee of the agreement referred to in the preceding sentence, such Prospective Transferee shall be deemed a Stockholder for purposes of this Agreement and shall have the rights and be subject to the obligations of a Stockholder under this Agreement, in each case with respect to the Shares beneficially owned by such Prospective Transferee or in respect of which such Encumbrance shall have been created, incurred, assumed or suffered to exist.

     (b) Anything in this Section 3.05 or in Section 3.03 to the contrary notwithstanding, the provisions of this Section 3.05 will not be applicable to any Sale of Shares pursuant to a Public Offering or a Rule 144 Transaction.

     SECTION 3.06.  Improper Sale or Encumbrance.  Any attempt not in
                    ----------------------------
compliance with Agreement to make any Sale of, or create, incur or assume any Encumbrance with respect any Shares shall be null and void and of no force and effect, the purported transferee will have no rights or privileges in or with respect to the Company, and the Company shall give any effect in the Company's stock records to such attempted Sale or Encumbrance.

     SECTION 3.07  Tag-Along Rights.  i.  So long as this Agreement shall
                   ----------------
remain in effect and Holdings beneficially owns on a fully diluted basis an aggregate number of shares of Common Stock not less than one-fourth (1/4) of the shares of Common Stock owned by Holdings on August 19, 1999, with respect to any proposed Transfer by Holdings (in such capacity, a "Transferring Stockholder")
                                                    ------------------------
of Common Stock, other than a Transfer to any affiliate of Holdings or any stockholder, partner or other equity owner of any such affiliate or Holdings or
(ii) pursuant to a Public Offering, the Transferring Stockholder shall have the obligation, and Oxy and its Permitted Transferees shall have the right, to require the proposed transferee to purchase from Oxy and its Permitted Transferees (in such capacity, a "Tagging Stockholder") a number of the Oxy
                                  -------------------
Shares and any additional Shares issued in connection with any Recapitalization ("Registrable Securities") up to the product (rounded up to the nearest whole
  ----------------------
number) of (i) the quotient determined by dividing (A) the aggregate number of Registrable Securities owned by the Tagging Stockholder and sought by the Tagging Stockholder sought to be included in the contemplated Transfer by (B) the aggregate number of shares of Common Stock owned by the Transferring Stockholder and the Tagging Stockholder to be included in the contemplated Transfer, and (ii) the total number of shares of Common Stock proposed to be directly or indirectly Transferred to the transferee in the contemplated Transfer, and at the same price per share of Common Stock and upon the same terms and conditions (including without limitation time of payment and form of consideration) applicable to the Transferring Stockholder; provided that in
                                                           --------
order to be entitled to exercise its right to sell shares of Common Stock to the proposed transferee pursuant to this Section 3.07, the Tagging Stockholder must agree to make to the transferee the same representations, warranties, covenants, indemnities and agreements that the Transferring Stockholder agrees to make in connection with the proposed Transfer of the shares of Common Stock of the Transferring Stockholder; and provided further, that all representations and
                              -------- -------
warranties shall be made by the Tagging Stockholder and the Transferring Stockholder severally and not jointly and that the liability of the Transferring Stockholder and the Tagging Stockholder (whether pursuant to a representation, warranty, covenant, indemnification provision or agreement) for liabilities in respect of the Company shall be evidenced in writings executed by them and the transferee and shall be borne by each of them on a pro rata basis.

     ii. The Transferring Stockholder shall give notice to the holders of the Oxy Shares of each proposed Transfer giving rise to the rights of the Tagging Stockholder set forth in the first sentence of Section 3.07(a) at least 15 business days prior to the proposed consummation of such Transfer, setting forth the number of shares of Common Stock proposed to be so transferred, the name and address of the proposed transferee, the proposed amount and form of consideration and the other terms and conditions offered by the proposed transferee, and a representation that the proposed transferee has been informed of the tag-along rights provided for in this Section 3.07 and has agreed to purchase shares of Common Stock in accordance with the terms hereof. The tag-along rights provided by this Section 3.07 must be exercised by the Tagging Stockholder within 5 business days following receipt of the notice required by the preceding sentence, by delivery of a written notice to the Transferring Stockholder indicating such Tagging Stockholder's desire to exercise its rights and specifying the number of shares of Common Stock it desires to sell. The Transferring Stockholder shall be entitled under this Section 3.07 to Transfer to the proposed transferee the number of shares of Common Stock equal to the difference between the number referred to in clause (ii) of paragraph (a) above and the aggregate number of shares of Common Stock set forth in the written notice, if any, delivered by the Tagging Stockholder pursuant to the preceding sentence (up to the maximum number of Registrable Securities beneficially owned by such Tagging Stockholder required to be purchased by the proposed transferee pursuant to the first sentence of Section 3.07(a)). If the proposed transferee fails to purchase Registrable Securities from any Tagging Stockholder that has properly exercised its tag-along rights under Section 3.07(a), then the Transferring Stockholder shall not be permitted to make the proposed Transfer, and any such attempted Transfer shall be void and of no effect, as provided in
Section 3.06 hereof.

     iii. If the Tagging Stockholder exercises its rights under Section 3.07(a), the closing of the purchase of the Registrable Securities with respect to which such rights have been exercised shall take place concurrently with the closing of the sale of the Transferring Stockholder's Common Stock. At the closing, the Tagging Stockholder shall deliver to the proposed transferee the certificate or certificates representing the shares of Common Stock to be sold pursuant to such sale by such Tagging Stockholder, duly endorsed for transfer, against receipt of the purchase price thereof.

     SECTION 3.08.  Drag-Along Rights.  So long as this Agreement shall remain
                    -----------------
in effect and Holdings beneficially owns on a fully diluted basis an aggregate number of shares of Common Stock not less than one-fourth (1/4) of the Common Stock owned by Holdings on August 19, 1999, if Holdings receives an offer from a Third Party to purchase all, but not less than all, of the outstanding shares of Common Stock owned by Holdings and such offer is accepted by Holdings, then the holders of the Oxy Shares hereby agree that they will Transfer all Registrable Securities beneficially owned by them to such Third Party upon the terms and conditions of the offer (including without limitation time of payment and form of consideration) applicable to Holdings, provided that the holders of the Oxy
                                          --------
Shares must agree to make to the Third Party the same representations, warranties, covenants, indemnities and agreements that Holdings agrees to make in connection with the proposed Transfer; and provided further, that all
                                              -------- -------
representations and warranties shall be made by the holders of the Oxy Shares and Holdings severally and not jointly and that the liability of the holders of the Oxy Shares and Holdings (whether pursuant to a representation, warranty, covenant, indemnification provision or agreement) for liabilities in respect of the Company shall be evidenced in writings executed by them and the Third Party and shall be borne by each of them on a pro rata basis. At the closing of any such Transfer, the holders of the Oxy Shares shall deliver to the Third Party the certificate or certificates representing the shares of Common Stock to be sold pursuant to such sale by such holder, duly endorsed for transfer, against receipt of the purchase price thereof. The closing of the purchase of the Common Stock with respect to which such rights have been exercised shall take place concurrently with the closing of the sale of Holdings Common Stock.

                                  ARTICLE IV

                       ADDITIONAL RIGHTS OF THE COMPANY

     SECTION 4.01  Right to Require Exchange.  (a)  If, at any time, the Board
                   -------------------------
determines, upon advice from its counsel, that it is no longer necessary for Port Arthur Finance Corp. to be bankruptcy remote, the Company will so notify the holders of the Oxy Shares. At any time after such notice, the holders of the Oxy Shares may, at their election, and the Company may, by notice to the holders of the Oxy Shares (the "Exchange Notice"), require the holders of the
                                ---------------
Oxy Shares to, exchange (and such holders hereby agree to exchange), all of the Oxy Shares as are then outstanding not fewer than thirty (30) nor more than ninety (90) days after the date of the Exchange Notice for newly issued shares of Class F Common Stock, par value $.01 per share, of Holdings (the "Exchange
                                                                     --------
Shares") based on a valuation of the Oxy Shares at the Exchange Ratio (defined
------
below). The closing under this Section 4.01 shall take place at the offices of the Company at 10:00 a.m. local time on a date not more than one hundred twenty
(120) days after the date the Exchange Notice is received by the holders of the Oxy Shares as the Company shall specify by such notice, or at such other time and place as the Company and the holders of a majority in interest of the Oxy Shares may agree upon. At the closing, the holders of the Oxy Shares will deliver to the Company, free and clear of all Liens and claims of third parties, a certificate or certificates evidencing the Oxy Shares to be exchanged (properly endorsed or accompanied by stock powers or assignments with signature(s) guaranteed or similar appropriate documentation of authority to transfer), and the Company will deliver to the holders of the Oxy Shares, free and clear of all Liens and claims of third parties, a certificate or certificates evidencing the Exchange Shares (properly endorsed or accompanied by stock powers or assignments with signature(s) guaranteed or similar appropriate documentation of authority to transfer).

     (b) The exchange ratio shall be calculated to yield to the holders of the Oxy Shares Exchange Shares that have a fair market value equivalent to the then fair market value of the Oxy Shares being exchanged (the ratio in such exchange being referred to as the "Exchange Ratio"). The procedure for determining the
                          --------------
relative values of the Oxy Shares, the Exchange Shares and the Exchange Ratio will be as provided in this Section 4.01(b). Upon a request for an exchange, Holdings will within 30 days propose an Exchange Ratio reflective of its determination of relative values, based on the advice of an investment banking or valuation firm. The holders of a majority in interest of the Oxy Shares will have 20 days from the receipt of such proposed Exchange Ratio and valuations to agree to such Exchange Ratio or negotiate with Holdings an alternative Exchange Ratio. Absent such agreement, such holders will by the end of such 20 day period propose an alternative Exchange Ratio based on their determination of values, based on the advice of an investment banking or valuation firm. If within seven days of the holders presenting such alternative Exchange Ratio and values Holdings and such holders are not able to agree on the Exchange Ratio to be used, they will jointly engage a third mutually agreed nationally recognized investment banking or valuation firm whose mandate will be to select within 20 days one or the other of the two proposed Exchange Ratios, which will then be the Exchange Ratio upon which the exchange will be consummated.

     (c) The Exchange Shares (as well as the shares issuable upon exercise of the Warrants) will constitute registrable shares entitled to the benefits of the existing registration rights held by Oxy pursuant to the Holdings Stockholders' Agreement.

     (d) Neither the Company nor Holdings shall avoid or seek to avoid the observance or performance of any of the terms of this Section 4.01, but will at all times in good faith assist in the carrying out of all such terms and in the taking of any action as may be reasonably necessary or appropriate to protect the rights of Oxy against impairment of Oxy's rights hereunder.

     (e) Holdings shall at all times have authorized a sufficient number of shares of Class F Common Stock, par value $.01 per share, of Holdings so that Holdings will be able to deliver the Exchange Shares to Oxy in accordance with the terms of this Agreement.



                                   ARTICLE V

                 REPRESENTATIONS AND WARRANTIES OF THE PARTIES


     SECTION 5.01. Representations and Warranties of Each Party.  Each Party
                   --------------------------------------------
hereby makes the following representations and warranties to the other Parties:

     (a)  Organization and Qualification.  Such entity is a corporation or a
          ------------------------------
   general partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

     (b)  Authority.  Such entity has all requisite corporate or partnership
          ---------
   power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by such entity and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate or partnership action and no other proceedings on the part of such entity are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such entity and, assuming the due authorization, execution and delivery by the other parties hereto, constitutes a legal, valid and binding obligation of such entity, enforceable against such entity in accordance with its terms.

     (c)  No Conflict; Required Filings and Consents.  (i) The execution of and
          ------------------------------------------
   delivery of this Agreement by such entity do not, and the performance this Agreement by such entity will not, (A) conflict with or violate the Certificate of Incorporation, By-Laws or similar organizational documents of such entity, (B) conflict with or violate any Laws applicable to such entity or by which any of its properties or assets is bound or (C) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of an Encumbrance on any of the properties or assets of such entity pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such entity is a party or by which such entity or any of its properties is bound, except in any case for such conflicts, violations, breaches, defaults or other effects which would not prevent or materially delay the performance by such entity of its obligations hereunder.

     (ii) The execution and delivery of this Agreement by such entity do not, and the performance of this Agreement by such entity will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity.



                                  ARTICLE VI

                                 MISCELLANEOUS


     SECTION 6.01.  Notices.  All notices, requests, claims, demands and other
                    -------
communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telecopy or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this
Section 6.01):

     (a)  If  to the Company:

               Sabine River Holding Corp.
               Port Arthur Refinery
               1801 South Gulfway Drive
               Office Number 36
               Port Arthur, Texas 77640
               Attention: K.W. Isom
               Telecopy:  (409) 985-1444

               (or if sent by U.S. Mail:

               Port Arthur Coker Company L.P.
               P.O. Box 908
               Port Arthur, Texas 77641-0908
               Attention: K.W. Isom)

               With copies to:

               Clark Refining & Marketing, Inc.
               8182 Maryland Avenue
               St. Louis, Missouri 63105
               Attention: Richard A. Keffer
               Telecopy:  (314) 854-1455

     (b)  If to Oxy:

               c/o Occidental Petroleum Corporation
               10889 Wilshire Blvd.
               Los Angeles, California 90024
               Telecopier No.: (310) 443-6812
               Attention: Stephen I. Chazen
                          Executive Vice President, Corporate Development

               With a copy to:

               Occidental Petroleum Corporation
               10889 Wilshire Blvd.
               Los Angeles, California 90024
               Telecopier No.: (310) 443-6333
               Attention: General Counsel

     (c)  If  to Holdings:

               Clark Refining Holdings Inc.
               8182 Maryland Avenue
               St. Louis, Missouri 63105
               Telecopy:  (314) 854-1455
               Attention: Richard A. Keffer

               With a copy to:

               Simpson Thacher & Bartlett
               425 Lexington Avenue
               New York, New York 10017
               Telecopier No.: (212) 455-2502
               Attention: Wilson S. Neely


     SECTION 6.02.  Public Announcements.  The Parties shall consult with each
                    --------------------
other before issuing any press release or otherwise making any public statements with respect to this Agreement and, except as may be required by Law or any listing agreement with any securities exchange, shall not issue any such press release or make any such public statement without the consent of the other parties.

     SECTION 6.03.  Headings.  The descriptive headings contained in this
                    --------
Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     SECTION 6.04.  Severability.  If any term or other provision of this
                    ------------
Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

     SECTION 6.05.  Entire Agreement.  This Agreement constitutes the entire
                    ----------------
agreement among the Parties and supersedes all prior agreements and undertakings, both written and oral, among the Parties, or any of them, with respect to the subject matter hereof.

     SECTION 6.06.  Assignment.  Except as otherwise provided herein, this
                    ----------
Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns; provided, however, that
                                                       --------  -------
this Agreement shall not inure to the benefit of any Prospective Transferee unless such Prospective Transferee shall have complied with the terms of Section than a transferee that has complied with the requirements of Section 3.05 in all respects.

     SECTION 6.07.  Parties in Interest.  Nothing in this Agreement, express or
                    -------------------
implied, is intended to or shall confer upon any Person other than the Parties and their respective successors and assigns any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

     SECTION 6.08.  Amendment.  (a) Any term of this Agreement may be amended
                    ---------
and the observance of any such term may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Stockholders.

     (b) No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive any rights or remedies provided by law.

     SECTION 6.09.  Governing Law.  This Agreement shall be governed by, and
                    -------------
construed in accordance with, the laws of the State of New York. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in a New York state or federal court sitting in the City of New York, and the Parties hereby irrevocably submit to the exclusive jurisdiction of such courts in any such action or proceeding and irrevocably waive the defense of an inconvenient forum to the maintenance of any such action proceeding.

     SECTION 6.10.  Counterparts.  This Agreement may be executed (by original
                    ------------
or telecopied signature) in one or more counterparts, and by the different Parties in separate counterparts, each of which when so executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

     SECTION 6.11.  Specific Performance.  The Parties agree that irreparable
                    --------------------
damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                  SABINE RIVER HOLDING CORP.



                                  By: __________________________________________
                                      Name:  Maura J. Clark
                                      Title: Executive Vice President and Chief
                                             Financial Officer



                                  OCCIDENTAL PETROLEUM CORPORATION



                                  By: __________________________________________
                                      Name:  Stephen I. Chazen
                                      Title: Executive Vice President --
                                             Corporate Development and Chief
                                             Financial Officer



                                  CLARK REFINING HOLDINGS INC.



                                  By: __________________________________________
                                      Name:  Maura J. Clark
                                      Title: Executive Vice President and Chief
                                             Financial Officer

                                                                       EXHIBIT B

                                FORM OF WARRANT


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO THE DISTRIBUTION THEREOF AND HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR BLUE SKY LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION UNDER SUCH ACT OR LAWS AND THE RULES AND REGULATIONS THEREUNDER. IN ADDITION, THIS WARRANT, AND THE WARRANT SHARES TRANSFERABLE UPON THE EXERCISE HEREOF, ARE SUBJECT TO THE TERMS OF THE SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT DATED AS OF NOVEMBER 3, 1997 BETWEEN CLARK USA, INC. AND OCCIDENTAL C.O.B. PARTNERS.


                                                                  August 4, 1999



                    Warrant to Purchase 1,938,780.36 Shares
                       of Common Stock, $.01 par value,
            of Clark Refining Holdings Inc., a Delaware corporation
            -------------------------------------------------------



     This certifies that Blackstone Capital Partners III Merchant Banking Fund L.P., a Delaware limited partnership ("Blackstone"; and together with its
                                       ----------
successors and assigns (the "Holder")), is entitled to purchase from Clark
                             ------
Refining Holdings Inc., a Delaware corporation ("Issuer"), an aggregate of
                                                 ------
1,938,780.36 shares of Common Stock, $.01 par value (the "Common Stock"), of
                                                          ------------
Issuer, at a per share price equal to U.S. $0.01 (as adjusted from time to time as provided in Section 3 hereof, the "Exercise Price"), at any time or from time
                                      --------------
to time after the date hereof.

     As used in this Warrant, the term "Stockholders Agreement" means the Second
                                        ----------------------
Amended and Restated Stockholders Agreement dated as of November 3, 1997 between Clark USA, Inc. and Occidental C.O.B. Partners.

        Certain terms used in this Warrant are defined in Section 11 hereof.

     SECTION  1.  Exercise of Warrant.
                  -------------------

     The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part at any time or from time to time. Such exercise shall be made by delivering to Issuer at its office at 8182 Maryland Avenue, St. Louis, Missouri 63105 (or at such other office of Issuer as it may designate by notice in writing to the Holder at its office at 345 Park Avenue, 31/st/ Floor, New York, New York 10154) the following three items:

          (i) a written notice executed by the Holder (or its authorized representative) electing to exercise all or any portion of this Warrant, and if the Holder is exercising this Warrant in part, identifying the number of Warrant Shares to be acquired, such notice to be substantially in the form of the Notice of Exercise attached hereto,

          (ii)  this Warrant, and

          (iiI) payment to Issuer of the Exercise Price for each share being purchased from it by delivery of cash, wire transfer or check.

Upon any exercise of this Warrant, if the Warrant Shares are to be transferred to a Person other than the Holder (which transfer shall be subject in all respects to the Stockholders Agreement), the Notice of Exercise shall also state the name of the Person to whom the certificates for the Warrant Shares are to be transferred, and if the number of Warrant Shares to be transferred does not include all the Warrant Shares purchasable hereunder, it shall also state the name of the Person (which Person must be Holder or an Affiliate thereof) to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered. In the event of any exercise of the rights represented by this Warrant, Issuer shall deliver within a reasonable period of time, not exceeding ten Business Days, after such exercise a certificate or certificates representing the Warrant Shares to the Person entitled to receive the same, such number of Warrant Shares to be transferred upon such exercise, and shall deliver to the Person entitled to receive the same, within a reasonable time, not exceeding ten Business Days, after the rights represented by this Warrant shall have been so exercised, a new Warrant representing the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised. The Person in whose name any certificate for Warrant Shares is transferred upon exercise of this Warrant shall for all purposes be deemed to have become the Holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate. The Holder shall pay all expenses, transfer taxes and other charges payable in connection with the preparation and delivery of certificates for the Warrant Shares and new Warrants for any unexercised portion.


     SECTION  2.  Covenants of Issuer.   Issuer covenants and agrees that:
                  -------------------

     (a) Notwithstanding any other provision hereof, if the exercise of any portion of this Warrant is to be made in connection with a public offering of the Securities of Issuer or sale of effective voting control of Issuer, the exercise of any portion of this Warrant may, at the election of the Holder, be conditioned upon the consummation of the public offering or sale in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

     (b) Issuer shall not avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be reasonably necessary or appropriate to protect the rights of the Holder hereof against impairment of the Holder's rights hereunder.

     (c) Issuer or its Affiliates shall at all times have authorized a sufficient number of shares of Common Stock so that Issuer or its Affiliates will be able to deliver to the Holder the number of Warrant Shares obtainable upon exercise of this Warrant.

     SECTION  3.  Adjustment of Number of Shares and Exercise Price.  In order
                  -------------------------------------------------
to prevent dilution or avoidance of the rights granted under this Warrant, the Exercise Price shall be subject to adjustment from time to time as provided in this Section 3, and the number of Warrant Shares obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 3.

     (a)  Subdivision or Combination of Common Stock.  If Issuer at any time
          ------------------------------------------
subdivides (by any stock split, stock dividend or other distribution payable in shares of Common Stock, recapitalization or otherwise) the outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares obtainable upon exercise of this Warrant shall be proportionately increased. If Issuer at any time combines (by reverse stock split or otherwise) the outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares obtainable upon exercise of this Warrant shall be proportionately decreased.

     (b)  Reorganization, Reclassification, Consolidation, Merger or Sale.  Any
          ---------------------------------------------------------------
recapitalization (other than a subdivision or combination of Common Stock described in Section 3(a) hereof), reorganization, reclassification, consolidation, merger, sale of all or substantially all of Issuer's assets (determined on a consolidated basis) to another Person or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, cash, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change." In the event of any Organic Change, the Holder shall
       --------------
thereafter have the right to acquire and receive in lieu of or addition to (as the case may be) the Warrant Shares immediately theretofore acquirable and receivable upon the exercise of this Warrant, such shares of stock, cash, securities or assets as such Holder would have received in connection with such Organic Change if such Holder had exercised such Warrant immediately prior to such Organic Change.

     (c)  Notices.  Issuer shall:
          -------

          (i) promptly upon any adjustment of the Exercise Price, give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment;

          (ii) give written notice to the Holder promptly in the event that Issuer proposes to take any action or of the date on which Issuer closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation; and

          (iii) also give written notice to the Holder of the date on which any Organic Change, dissolution or liquidation shall take place.

     SECTION  4.  Dividends; Purchase Rights.
                  --------------------------

     (a)  If Issuer declares or pays a dividend upon the Common Stock payable
(i) in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles, consistently applied) (a "Cash
                                                                    ----
Dividend") or (ii) otherwise than in cash out of earnings or earned surplus
--------
(determined in accordance with generally accepted accounting principles, consistently applied) except for a stock dividend payable in shares of Common Stock (a "Liquidating Dividend"), then Issuer shall pay to the Holder of this
          --------------------
Warrant at the time of payment thereof the Liquidating Dividend or Cash Dividend, as the case may be, which would have been paid to such Holder on the Warrant Shares had this Warrant been fully exercised immediately prior to the date on which a record is taken for such Liquidating Dividend or Cash Dividend, as the case may be, or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends are to be determined.

     (b) If at any time Issuer grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase
                                                                  --------
Rights"), then the Holder of this Warrant shall be entitled to acquire, upon the
------
terms applicable to such Purchase Rights, the aggregate number or amount of such stock, warrants, securities or other property which such Holder could have acquired if such Holder had held the Warrant Shares acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

     SECTION  5.  No Voting Rights.  The Holder shall not be entitled to any
                  ----------------
voting rights as a stockholder of Issuer by reason of the rights granted under this Warrant until the Holder shall purchase shares of Common Stock hereunder.

     SECTION  6.  Exchange and Transfer of Warrant.
                  --------------------------------

     (a)  Exchange of Warrant.  The Holder may exchange this Warrant for another
          -------------------
Warrant or Warrants of like kind and tenor representing in the aggregate the right to purchase the same number of Warrant Shares which could be purchased pursuant to this Warrant. In order to effect such exchange, the Holder shall deliver this Warrant to Issuer accompanied by a written request signed by the Holder specifying the number and denominations of Warrants to be issued in such exchange and the names in which such Warrants are to be issued. As soon as reasonably practicable after receipt of such a request, Issuer shall execute and deliver to the Holder the Warrant or Warrants to be issued in such exchange.

     (b)  Transfer of Warrant.  This Warrant may be transferred by the Holder
          -------------------
hereof by delivering this Warrant to Issuer accompanied by a properly completed Assignment Form and an executed copy of an agreement to become a party to, and be bound by, the Stockholders Agreement, duly executed by such transferee, and any other documents reasonably requested by

Issuer. As soon as reasonably practicable after receipt of such Assignment Form, Issuer shall execute and deliver to the Holder a new Warrant or Warrants of like kind and tenor representing in the aggregate the right to purchase the same number of Warrant Shares which could be purchased pursuant to the Warrant being transferred. In all cases of transfer by an attorney, the original power of attorney, duly approved, or a copy thereof, duly certified, shall be delivered to and shall remain with Issuer. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced and may be required to be deposited and remain with Issuer in its discretion.

     SECTION  7.  Loss, Theft, Destruction of Warrant Certificates.  Upon
                  ------------------------------------------------
receipt of evidence satisfactory to Issuer of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to Issuer (it being understood and agreed that if the Holder of such Warrant is Blackstone or one of its Affiliates, then a written agreement of indemnity given by such Person alone shall be satisfactory to Issuer and no further security shall be required) or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of Warrant Shares.

     SECTION  8.  Successors.  All the provisions of this Warrant by or for the
                  ----------
benefit of the Issuer or the Holder shall bind and inure to the benefit of their respective successors and assigns.

     SECTION  9.  Headings.  The headings of sections of this Warrant have been
                  --------
inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

     SECTION 10.  Remedies; Amendment and Waiver.
                  ------------------------------

     (a) No failure or delay of any party in exercising any power or right hereunder shall operate as a waiver thereof (except where a specific time period for the exercise of such power or right is expressly set forth herein), nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No notice or demand on any party in any case shall entitle such party to any other or future notice or demand in similar or other circumstances. The rights and remedies of the Holder or the Issuer are cumulative and not exclusive of any rights or remedies which it would otherwise have.

     (b) This Warrant may only be amended or modified by a written instrument signed by the Holder and the Issuer. The provisions of this Warrant may be waived only by a writing signed by the party to be charged with such waiver.

     SECTION 11.  Severability.  Whenever possible, each provision of this
                  ------------
Warrant will be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Warrant is held to be invalid, illegal or unenforceable in any respect under any Applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, and such invalid, void or otherwise unenforceable provisions shall be null and void. It is the intent of the parties, however, that any invalid, void or otherwise unenforceable provisions be automatically replaced by other provisions which are as similar as possible in terms to such invalid, void or otherwise unenforceable provisions but are valid and enforceable to the fullest extent permitted by law.

     SECTION 12.  Definitions; Interpretation.
                  ---------------------------

     (a)  Definitions.  The following terms have meanings set forth below:
          -----------

          (i)    "Affiliate" of a specified Person means a Person who, directly
                  ---------
   or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person.

          (ii)   "Applicable Law" means, with respect to any Person, property,
                  --------------
   transaction or event, all present or future applicable laws, statutes, regulations, treaties, judgments and decrees and all applicable official directives, rules, consents, approvals, authorizations, orders, guidelines and policies of any Governmental Authority or Persons having authority over or applicable to such Person or any of its assets or properties.

          (iii)  "Business Day" means any day that is not a Saturday, a Sunday
                  ------------
   or other day on which banks are required or authorized by law to be closed in the City of New York.

          (iv)   "control" (including the terms "controlled by" and "under
                  -------                        -------------       -----
   common control with"), with respect to the relationship between or among two
   -------------------
   or more Persons, means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.

          (v)    "Convertible Securities" means any stock or other securities
                  ----------------------
   convertible into or exchangeable for Common Stock.

          (vi)   "Governmental Authority" means any administrative, governmental
                  ----------------------
   or regulatory authority or body or any court or tribunal, domestic or foreign.

          (vii)  "Options" means any rights or options to subscribe for or to
                  -------
   purchase Common Stock.

          (viii) "Person" means an individual, partnership, corporation
                  ------
   (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

          (ix)   "Securities" means, with respect to any Person, such Person's
                  ----------
   capital stock or any options, warrants or other Securities which are directly or indirectly convertible into, or exercisable or exchangeable for, such Person's capital stock (whether or not such derivative Securities are issued by Issuer).

          (x)    "Warrant Shares" means the shares of Common Stock issued or
                  --------------
   issuable upon exercise of this Warrant; provided, however, that if there is a
                                           --------  -------
   change such that the securities issuable upon exercise of this Warrant are issued by an entity other than Issuer or there is a change in the class of securities so issuable, then the term "Warrant Shares" shall mean the securities issuable upon exercise of this Warrant.

     (b)  Terms Generally.  The definitions contained in this Warrant shall
          ---------------
apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation."

     (c)  Currency.  Unless otherwise specified herein, all statements or
          --------
references to dollar amounts or $ set forth herein shall refer to United States Dollars.

     SECTION 13.  Governing Law.  ALL QUESTIONS CONCERNING THE CONSTRUCTION,
                  -------------
INTERPRETATION AND VALIDITY OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER IN THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

     SECTION 14.  Notices.  All notices, demands and requests of any kind to be
                  -------
delivered to any party hereto in connection with this Warrant shall be in writing, (a) delivered personally, (b) sent by internationally-recognized overnight courier, (c) sent by first class, registered or certified mail, return receipt requested or (d) by telecopy with confirmed receipt (with hard copy to follow). Any notice, demand or request so delivered shall constitute valid notice under this Warrant and shall be deemed to have been received (i) on the day of actual delivery in the case of personal delivery, (ii) on the next Business Day after the date when sent, in the case of delivery by internationally-recognized overnight courier, (iii) on the fifth Business Day after the date of deposit in the U.S. mail in the case of mailing or (iv) one business day after being sent by telecopy with confirmed receipt (with hard copy to follow). The mailing addresses of Issuer and Holder are set forth in Section 1 hereof. Any party hereto may, from time to time by notice in writing served upon the other as aforesaid, designate a different mailing address or a different Person to which all such notices, demands or requests thereafter are to be addressed.

     SECTION 15.  Conflicting Agreements.  Issuer shall not enter into any
                  ----------------------
agreements or arrangements of any kind with any Person with respect to the Warrant Shares containing terms inconsistent with the provisions of this Warrant, including agreements or arrangements with respect to the acquisition or disposition of securities of Issuer in a manner which is inconsistent with this Warrant.

     IN WITNESS WHEREOF, Issuer has caused this Warrant to be executed by its duly authorized officers and this Warrant to be dated as of the date first set forth above.

                                        CLARK REFINING HOLDINGS INC.

                                        By:
                                             ----------------------------------
                                             Name:  Maura J. Clark
                                             Title: Executive Vice President
                                                    and Chief Financial Officer


ACCEPTED:

BLACKSTONE CAPITAL PARTNERS III
MERCHANT BANKING FUND L.P.
By:  Blackstone Management Associates III,
     L.L.C., its general partner

By:  _____________________________________
     Name:
     Title:

                               FORM OF EXERCISE
                    [To be signed upon exercise of Warrant]


          To CLARK REFINING HOLDINGS INC., a Delaware corporation:

          The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _________ shares of Common Stock AND herewith tenders payment of [identify amount of payment] in full payment of the purchase price for such shares, and requests that such shares be transferred to, and the certificates for such shares be issued in the name of, and be delivered to, _________________, whose address is ___________________________.



Dated: ____________________         ______________________________________
                                    (Signature)



                                    (Address)

                               FORM OF ASSIGNMENT
                  [To be signed only upon transfer of Warrant]


          For value received, the undersigned hereby sells, assigns and transfers unto _________________, all of the rights represented by the within Warrant to purchase ___ shares of the Common Stock to which the within Warrant relates.


          Dated: ____________________



                                       ________________________________
                                                  (Signature)


                                      (Address of Assignor)


Signed in the presence of:

Address of Assignee:

                                                                       EXHIBIT C

                                FORM OF WARRANT
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO THE DISTRIBUTION THEREOF AND HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR BLUE SKY LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION UNDER SUCH ACT OR LAWS AND THE RULES AND REGULATIONS THEREUNDER. IN ADDITION, THIS WARRANT, AND THE WARRANT SHARES TRANSFERABLE UPON THE EXERCISE HEREOF, ARE SUBJECT TO THE TERMS OF THE STOCKHOLDERS AGREEMENT DATED AS OF AUGUST 4, 1999 AMONG SABINE RIVER HOLDING CORP., CLARK REFINING HOLDINGS INC. AND OCCIDENTAL PETROLEUM CORPORATION.

                                                                  August 4, 1999

                       Warrant to Purchase 30,000 Shares
                       of Common Stock, $.01 par value,
             of Sabine River Holding Corp., a Delaware corporation
             -----------------------------------------------------

          This certifies that Occidental Petroleum Corporation, a Delaware corporation ("Oxy"; and together with its successors and assigns (the "Holder")), is entitled to purchase from Sabine River Holding Corp., a Delaware
 ------
corporation ("Issuer"), an aggregate of 30,000 shares of Common Stock, $.01 par
              ------
value (the "Common Stock"), of Issuer, at a per share price equal to U.S. $0.09
            ------------
(as adjusted from time to time as provided in Section 3 hereof, the "Exercise
                                                                     --------
Price"), at any time or from time to time after the date hereof.
-----

          As used in this Warrant, the term "Stockholders Agreement" means the
                                             ----------------------
Stockholders Agreement dated as of August 4, 1999 among Issuer, Holder and Clark Refining Holdings Inc., a Delaware corporation ("Clark Holdings").
                                                 --------------

          Certain terms used in this Warrant are defined in Section 11 hereof.

          SECTION  1.  Exercise of Warrant.
                       -------------------

          The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part at any time or from time to time. Such exercise shall be made by delivering to Issuer at its office at 8182 Maryland Avenue, St. Louis, Missouri 63105 (or at such other office of Issuer as it may designate by notice in writing to the Holder at its office at 10889 Wilshire Boulevard, Los Angeles, California 90024) the following three items:

          (i) a written notice executed by the Holder (or its authorized representative) electing to exercise all or any portion of this Warrant, and if the Holder is exercising this Warrant in part, identifying the number of Warrant Shares to be acquired, such notice to be substantially in the form of the Notice of Exercise attached hereto,

          (ii)  this Warrant, and

          (iii) payment to Issuer of the Exercise Price for each share being purchased from it by delivery of cash, wire transfer or check.

Upon any exercise of this Warrant, if the Warrant Shares are to be transferred to a Person other than the Holder (which transfer shall be subject in all respects to the Stockholders Agreement), the Notice of Exercise shall also state the name of the Person to whom the certificates for the Warrant Shares are to be transferred, and if the number of Warrant Shares to be transferred does not include all the Warrant Shares purchasable hereunder, it shall also state the name of the Person (which Person must be Holder or an Affiliate thereof) to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered. In the event of any exercise of the rights represented by this Warrant, Issuer shall deliver within a reasonable period of time, not exceeding ten Business Days, after such exercise a certificate or certificates (with any legends required by Section 3.2 of the Stockholders Agreement affixed thereto) representing the Warrant Shares to the Person entitled to receive the same (which Warrant Shares shall be subject, in all respects, to the Stockholders Agreement), such number of Warrant Shares to be transferred upon such exercise, and shall deliver to the Person entitled to receive the same, within a reasonable time, not exceeding ten Business Days, after the rights represented by this Warrant shall have been so exercised, a new Warrant representing the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised. The Person in whose name any certificate for Warrant Shares is transferred upon exercise of this Warrant shall for all purposes be deemed to have become the Holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate. The Holder shall pay all expenses, transfer taxes and other charges payable in connection with the preparation and delivery of certificates for the Warrant Shares and new Warrants for any unexercised portion.

          SECTION  2. Covenants of Issuer. Issuer covenants and agrees that:
                      -------------------

          (a) Notwithstanding any other provision hereof, if the exercise of any portion of this Warrant is to be made in connection with a public offering of the Securities of Issuer or sale of effective voting control of Issuer, the exercise of any portion of this Warrant may, at the election of the Holder, be conditioned upon the consummation of the public offering or sale in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

          (b) Issuer shall not avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be reasonably necessary or appropriate to protect the rights of the Holder hereof against impairment of the Holder's rights hereunder.

          (c) Issuer or its Affiliates shall at all times have authorized a sufficient number of shares of Common Stock so that Issuer or its Affiliates will be able to deliver to the Holder the number of Warrant Shares obtainable upon exercise of this Warrant.

          SECTION  3.  Adjustment of Number of Shares and Exercise Price. In
                       -------------------------------------------------
order to prevent dilution or avoidance of the rights granted under this Warrant, the Exercise Price shall be subject to adjustment from time to time as provided in this Section 3, and the number of Warrant Shares obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 3.

          (a)  Subdivision or Combination of Common Stock. If Issuer at any time
               ------------------------------------------
subdivides (by any stock split, stock dividend or other distribution payable in shares of Common Stock, recapitalization or otherwise) the outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares obtainable upon exercise of this Warrant shall be proportionately increased. If Issuer at any time combines (by reverse stock split or otherwise) the outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares obtainable upon exercise of this Warrant shall be proportionately decreased.

          (b)  Reorganization, Reclassification, Consolidation, Merger or Sale.
               ---------------------------------------------------------------
Any recapitalization (other than a subdivision or combination of Common Stock described in Section 3(a) hereof), reorganization, reclassification, consolidation, merger, sale of all or substantially all of Issuer's assets (determined on a consolidated basis) to another Person or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, cash, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change." In the event of any Organic Change, the Holder shall
       --------------
thereafter have the right to acquire and receive in lieu of or addition to (as the case may be) the Warrant Shares immediately theretofore acquirable and receivable upon the exercise of this Warrant, such shares of stock, cash, securities or assets as such Holder would have received in connection with such Organic Change if such Holder had exercised such Warrant immediately prior to such Organic Change.

          (c)  Notices. Issuer shall:
               -------

               (i) promptly upon any adjustment of the Exercise Price, give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment;

               (ii) give written notice to the Holder promptly in the event that Issuer proposes to take any action or of the date on which Issuer closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation; and

               (iii) also give written notice to the Holder of the date on which any Organic Change, dissolution or liquidation shall take place.

          SECTION 4.  Dividends; Purchase Rights.
                      --------------------------

          (a) If Issuer declares or pays a dividend upon the Common Stock payable (i) in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles, consistently applied) (a "Cash
                                                                         ----
Dividend") or (ii) otherwise than in cash out of earnings or earned surplus
--------
(determined in accordance with generally accepted accounting principles, consistently applied) except for a stock dividend payable in shares of Common Stock (a "Liquidating Dividend"), then Issuer shall pay to the Holder of this
          --------------------
Warrant at the time of payment thereof the Liquidating Dividend or Cash Dividend, as the case may be, which would have been paid to such Holder on the Warrant Shares had this Warrant been fully exercised immediately prior to the date on which a record is taken for such Liquidating Dividend or Cash Dividend, as the case may be, or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends are to be determined.

          (b) If at any time Issuer grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the Holder of this Warrant shall be entitled to
 ---------------
acquire, upon the terms applicable to such Purchase Rights, the aggregate number or amount of such stock, warrants, securities or other property which such Holder could have acquired if such Holder had held the Warrant Shares acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

          SECTION 5.  No Voting Rights. The Holder shall not be entitled to any
                      ----------------
voting rights as a stockholder of Issuer by reason of the rights granted under this Warrant until the Holder shall purchase shares of Common Stock hereunder.

          SECTION 6.  Exchange and Transfer of Warrant.
                      --------------------------------

          (a)  Exchange of Warrant. The Holder may exchange this Warrant for
               -------------------
another Warrant or Warrants of like kind and tenor representing in the aggregate the right to purchase the same number of Warrant Shares which could be purchased pursuant to this Warrant. In order to effect such exchange, the Holder shall deliver this Warrant to Issuer accompanied by a written request signed by the Holder specifying the number and denominations of Warrants to be issued in such exchange and the names in which such Warrants are to be issued. As soon as reasonably practicable after receipt of such a request, Issuer shall execute and deliver to the Holder the Warrant or Warrants to be issued in such exchange.

          (b)  Transfer of Warrant. This Warrant may be transferred by the
               -------------------
Holder hereof (but only with the prior written consent of Issuer if the transferee is not an Affiliate of Holder) by delivering this Warrant to Issuer accompanied by a properly completed Assignment Form and an executed copy of an agreement to become a party to, and be bound by, the Stockholders Agreement, duly executed by such transferee, and any other documents reasonably requested by Issuer. As soon as reasonably practicable after receipt of such Assignment Form, Issuer shall execute and deliver to the Holder a new Warrant or Warrants of like kind and tenor representing in the aggregate the right to purchase the same number of Warrant Shares which could be purchased pursuant to the Warrant being transferred. In all cases of transfer by an attorney, the original power of attorney, duly approved, or a copy thereof, duly certified, shall be delivered to and shall remain with Issuer. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced and may be required to be deposited and remain with Issuer in its discretion.

          SECTION  7. Loss, Theft, Destruction of Warrant Certificates. Upon
                      ------------------------------------------------
receipt of evidence satisfactory to Issuer of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to Issuer (it being understood and agreed that if the Holder of such Warrant is Oxy or one of its Affiliates, then a written agreement of indemnity given by such Person alone shall be satisfactory to Issuer and no further security shall be required) or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of Warrant Shares.

          SECTION  8. Successors. All the provisions of this Warrant by or for
                      ----------
the benefit of the Issuer or the Holder shall bind and inure to the benefit of their respective successors and assigns.

          SECTION  9. Headings. The headings of sections of this Warrant have
                      --------
been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

          SECTION 10. Remedies; Amendment and Waiver.
                      ------------------------------

          (a) No failure or delay of any party in exercising any power or right hereunder shall operate as a waiver thereof (except where a specific time period for the exercise of such power or right is expressly set forth herein), nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No notice or demand on any party in any case shall entitle such party to any other or future notice or demand in similar or other circumstances. The rights and remedies of the Holder or the Issuer are cumulative and not exclusive of any rights or remedies which it would otherwise have.

          (b) This Warrant may only be amended or modified by a written instrument signed by the Holder and the Issuer. The provisions of this Warrant may be waived only by a writing signed by the party to be charged with such waiver.

          SECTION 11. Severability. Whenever possible, each provision of this
                      ------------
Warrant will be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Warrant is held to be invalid, illegal or unenforceable in any respect under any Applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, and such invalid, void or otherwise unenforceable provisions shall be null and void. It is the intent of the parties, however, that any invalid, void or otherwise unenforceable provisions be automatically replaced by other provisions which are as similar as possible in terms to such invalid, void or otherwise unenforceable provisions but are valid and enforceable to the fullest extent permitted by law.

          SECTION 12. Definitions; Interpretation.
                      ---------------------------

          (a)  Definitions. The following terms have meanings set forth below:
               -----------

               (i)   "Affiliate" of a specified Person means a Person who,
                      ---------
     directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person.

               (ii)  "Applicable Law" means, with respect to any Person,
                      --------------
     property, transaction or event, all present or future applicable laws, statutes, regulations, treaties, judgments and decrees and all applicable official directives, rules, consents, approvals, authorizations, orders, guidelines and policies of any Governmental Authority or Persons having authority over or applicable to such Person or any of its assets or properties.

               (iii) "Business Day" means any day that is not a Saturday, a
                      ------------
     Sunday or other day on which banks are required or authorized by law to be closed in the City of New York.

               (iv)  "control" (including the terms "controlled by" and "under
                      -------                        -------------       -----
     common control with"), with respect to the relationship between or among
     -------------------
     two or more Persons, means the
     possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.

               (v)    "Convertible Securities" means any stock or other
                       ----------------------
     securities convertible into or exchangeable for Common Stock.

               (vi)   "Governmental Authority" means any administrative,
                       ----------------------
     governmental or regulatory authority or body or any court or tribunal, domestic or foreign.

               (vii)  "Options" means any rights or options to subscribe for or
                       -------
     to purchase Common Stock.

               (viii) "Person" means an individual, partnership, corporation
                       ------
     (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

               (ix)   "Securities" means, with respect to any Person, such
                       ----------
     Person's capital stock or any options, warrants or other Securities which are directly or indirectly convertible into, or exercisable or exchangeable for, such Person's capital stock (whether or not such derivative Securities are issued by Issuer).

               (x)    "Warrant Shares" means the shares of Common Stock issued
                       --------------
     or issuable upon exercise of this Warrant; provided, however, that if there
                                                --------  -------
     is a change such that the securities issuable upon exercise of this Warrant are issued by an entity other than Issuer or there is a change in the class of securities so issuable, then the term "Warrant Shares" shall mean the securities issuable upon exercise of this Warrant.

          (b)  Terms Generally. The definitions contained in this Warrant shall
               ---------------
apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation."

          (c)  Currency. Unless otherwise specified herein, all statements or
               --------
references to dollar amounts or $ set forth herein shall refer to United States Dollars.

          SECTION 51. Governing Law. ALL QUESTIONS CONCERNING THE CONSTRUCTION,
                      -------------
INTERPRETATION AND VALIDITY OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER IN THE STATE OF NEW YORK

OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

          SECTION 13. Notices. All notices, demands and requests of any kind to
                      -------
be delivered to any party hereto in connection with this Warrant shall be in writing, (a) delivered personally, (b) sent by internationally-recognized overnight courier, (c) sent by first class, registered or certified mail, return receipt requested or (d) by telecopy with confirmed receipt (with hard copy to follow). Any notice, demand or request so delivered shall constitute valid notice under this Warrant and shall be deemed to have been received (i) on the day of actual delivery in the case of personal delivery, (ii) on the next Business Day after the date when sent, in the case of delivery by internationally-recognized overnight courier, (iii) on the fifth Business Day after the date of deposit in the U.S. mail in the case of mailing or (iv) one business day after being sent by telecopy with confirmed receipt (with hard copy to follow). The mailing addresses of Issuer and Holder are set forth in Section 1 hereof. Any party hereto may, from time to time by notice in writing served upon the other as aforesaid, designate a different mailing address or a different Person to which all such notices, demands or requests thereafter are to be addressed.

          SECTION 14. Conflicting Agreements. Issuer shall not enter into any
                      ----------------------
agreements or arrangements of any kind with any Person with respect to the Warrant Shares containing terms inconsistent with the provisions of this Warrant, including agreements or arrangements with respect to the acquisition or disposition of securities of Issuer in a manner which is inconsistent with this Warrant.

          IN WITNESS WHEREOF, Issuer has caused this Warrant to be executed by its duly authorized officers and this Warrant to be dated as of the date first set forth above.

                                    SABINE RIVER HOLDING CORP.

                                    By:_________________________________________
                                       Name:  Maura J. Clark
                                       Title: Executive Vice President and Chief
                                              Financial Officer

ACCEPTED:

OCCIDENTAL PETROLEUM
CORPORATION

By:  _________________________________________
     Name:     Stephen I. Chazen
     Title:    Executive Vice President --
               Corporate Development and Chief
               Financial Officer

                               FORM OF EXERCISE
                    [To be signed upon exercise of Warrant]

            To SABINE RIVER HOLDING CORP., a Delaware corporation:

          The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _________ shares of Common Stock AND herewith tenders payment of [identify amount of payment] in full payment of the purchase price for such shares, and requests that such shares be transferred to, and the certificates for such shares be issued in the name of, and be delivered to, _________________, whose address is ___________________________.

Dated:____________________                ______________________________________
                                          (Signature)

                                          (Address)

                              FORM OF ASSIGNMENT
                 [To be signed only upon transfer of Warrant]

          For value received, the undersigned hereby sells, assigns and transfers unto _________________, all of the rights represented by the within Warrant to purchase ___ shares of the Common Stock to which the within Warrant relates.

          Dated: ____________________

                                       _________________________________________
                                                        (Signature)

                                       (Address of Assignor)

Signed in the presence of:

Address of Assignee: